ROCKY MOUNT UNDERGARMENT CO., INC.

                                          with

                               FINOVA CAPITAL CORPORATION








                         Hollenberg Levin Solomon Ross & Belsky
                                   585 Stewart Avenue
                              Garden City, New York  11530
                                     (516) 745-6000



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                               CLOSING STATEMENT

On March 31, 1995, Rocky Mount Undergarment Co., Inc. entered into a factoring agreement with Finova Capital Corporation. This financing arrangement was closed at the offices of Rosenthal & Rosenthal, 1370 Broadway, New York, New York 10018.

Present at the closing were the following:

For RKUC:                 Joseph Pascal, President
                          Paul Sutton, Secretary
                          Paul Larn, Director

Attorneys for RMUC:       Hollenberg Levin Solomon Ross
                           & Belsky
                          By:  N. Barry Ross, Esq.


For FCC:                  David Bobby
                          Joseph Dehler

Attorneys for FCC:        Ruskin, Moscou, Evans &
                            Faltischek, P.C.
                          By:  Joseph J. Moscou, Esq.

For Rosenthal &
  Rosenthal:              Irwin Pearl, Senior Vice
                            President
                          Charlie Scharf
                          Stanley Pollack









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            I.    THE TRANSACTION

                  Pursuant to the transaction, Rocky Mount Undergarment Co., Inc., who was previously factored by Rosenthal & Rosenthal, entered into a factoring agreement with Finova Capital Corporation. At the closing, Rocky Mount assigned to Finova all funds now or hereafter payable to Rocky Mount by Rosenthal & Rosenthal, and Rosenthal & Rosenthal terminated its factoring relationship with Rocky Mount. This assignment and transaction also pertained to accounts of Marion Rohr Corp.

                  Simultaneously, Rocky Mount entered into a factoring agreement with Finova Capital Corporation. Pursuant to this agreement, Rocky Mount sold to Finova its receivables at an 85% advance rate. This sale was without recourse except for certain conditions as more particularly set forth in the agreement. In addition, Rocky Mount is to receive 50% on finished goods and other inventories capped at $600,000.00.

                  This factoring arrangement was personally guaranteed by Paul Sutton and Joseph Pascal. Attached hereto are copies of the following documents denoted by exhibit numbers as follows:

                  1.    Finova Capital Corp. factoring agreement and guarantee;

                  2.    Trade style letter from Finova to Rocky Mount;

                  3. Letter from Finova to Rocky Mount with regard to special risk accounts;

                  4. Assignment of factoring proceeds by Rocky Mount to Finova;

                  5.    Indemnity agreement from Finova to Rosenthal &
                        Rosenthal;

                  6. Letter from Rosenthal & Rosenthal to Trustee authorizing the satisfaction of the deed of Trust on the property in North Carolina;

                  7. Two security agreements from Rocky Mount to Finova covering inventory, machinery and equipment; and

                  8.    Cash collateral agreement with Rosenthal & Rosenthal.

                  In addition, there was $100,000.00 of cash collateral which had been deposited with Rosenthal & Rosenthal by Edward Blodnick on behalf of Rocky Mount. Attached is a copy of that cash collateral agreement. A letter was faxed by Edward Blodnick to Rosenthal & Rosenthal at the closing authorizing the release of this cash collateral to Finova.

                                               Respectfully submitted,

                                               HOLLENBERG LEVIN SOLOMON
                                                 ROSS & BELSKY



                                               By:  N. Barry Ross







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                                   Exhibit 1


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                           FINOVA CAPITAL CORPORATION

                              FACTORING AGREEMIENT
                                    (Retail)


Rocky Mount Undergarment Co., Inc.                New York, N.Y. March 31, 1995
350 Fifth Avenue
New York, New York

Gentlemen:

     Upon your written acceptance, to be noted at the foot of this instrument, the following shall constitute the entire agreement and understanding between us pursuant to which you hereby appoint us your sole factor on the following basis:

     1. You agree to, and do hereby, sell and assign to us all of your right, title and interest in and to all of your accounts receivable, notes, bills, acceptances, contract rights and other forms of obligation (as hereinafter defined) and all security and guarantees therefore (herein collectively termed "Receivables") arising out of all of your sales of goods or rendition of services, whether now existing or hereafter created, together with title to any merchandise represented by such Receivables which may be rejected or returned by your customers for any reason whatsoever. During the term of this Agreement you shall not sell, negotiate, pledge, assign or grant any security interest in any Receivables or inventory of yours to anyone other than us.

     2. Except as hereinafter set forth, we agree to purchase your Receivables without recourse to you, provided that the sale of the merchandise represented by the Receivables and the terms thereof have first been approved by us in writing (such approval being sometimes referred to herein as "Credit Approval"), and provided further that the merchandise represented by the Receivables is duly delivered to and finally accepted and retained by your customer without dispute, whether bona fide or not, as to price, terms of sale, delivery, quantity, quality or otherwise. We reserve the right to revoke our Credit Approval at any time prior to delivery to and acceptance by your customer. We shall be entitled to collect and receive all proceeds of your sales and shall enjoy all the rights and remedies of the seller of goods, including the right of stoppage in transit, reclamation, replevin and any similar rights or remedies as may be available to you. Our Credit Approval numbers shall be valid for a period of 30 days from the date of such Credit Approval number or until 30 days after the delivery date set forth in our approval sheet unless revoked by us. We shall not be liable in any manner for refusing to give or for withdrawing Credit Approval or for exercising our rights and remedies as set forth herein. No modifications or extensions may be granted by you with respect to any Receivable which has our Credit Approval without our prior written consent. In the event we shall give our written consent as aforesaid, upon each and every such consent to your requested modification or extension, whether as to terms, dates or otherwise, you shall pay us a service fee in the amount of $10.00 which fee shall be due and payable upon the issuance of our consent to your proposed modification or extension. Receivables as to which we have not given our written Credit Approval, either in whole or in part, shall nevertheless be deemed to have been sold and assigned to us with full recourse to you to the extent and in the respects and amounts not so approved. The credit risk on sales not approved by us is assumed by you. Such sales shall be known as Department Risk (D.R.) Receivables. All invoices in an amount less than $200.00 shall be deemed samples and shall automatically be considered as D.R. Receivables. Each and every assignment of D.R. Receivables hereunder shall be deemed to be a grant of a security interest in our favor in and to any such D.R. Receivable.

     3. (a) All of your sales shall be billed or invoiced by you at your expense upon forms of bills or invoices acceptable to us and shall constitute assignments to us of the Receivables represented thereby, irrespective of whether you execute any other specific instrument of assignment in our favor or otherwise. Each bill or invoice shall have imprinted thereon the following:
"THIS ACCOUNT HAS BEEN SOLD AND ASSIGNED TO, IS OWNED BY AND IS PAYABLE IN NEW YORK FUNDS ONLY TO FINOVA CAPITAL CORPORATION, P.O. BOX 12082, NEWARK, N.J.




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07193-0282, TO WHOM PROMPT NOTICE MUST BE GIVEN OF ANY OBJECTIONS TO PAYMENT OF
THIS INVOICE AS RENDERED. GOODS RETURNABLE FOR ANY REASON SHALL BE RETURNED ONLY UPON WRITTEN NOTICE TO FINOVA." We may request shipping and/or delivery receipts covering any of your Receivables to be promptly delivered to us. You shall not be entitled to any credit with respect to any Receivable until the relevant shipping and/or delivery receipts have been delivered to us. You will supply us with as many duplicate bills or invoices as we may from time to time require. At our request, invoices to your customers shall be mailed by us at your expense.

        (b) At the time of each sale you shall execute and deliver to us, in form satisfactory to us, a written schedule and assignment of the Receivables arising out of such sales, together with proof of delivery to your customer. Notwithstanding your failure to execute and deliver any such written assignment as aforesaid, each Receivable created by you shall be deemed assigned to us and shall become our property immediately upon shipment of the merchandise. Billing on your invoices, whether done by you or by us, shall constitute assignments to us of the Receivables represented thereby, whether or not you execute any other specific instrument of assignment in our favor, or otherwise.

        (c) Copies of all credit memoranda as may be issued by you to any of your account debtors shall be furnished to us for the sole purpose of notifying us of the transmission of such credit memoranda to each such account debtor, it being understood and agreed that only the account debtor to whom such credit or allowance is issued shall be entitied thereto.

     4. (a) The purchase price ("Purchase Price") which we shall pay to you for Receivables accepted by us, as aforesaid, shall be the "Net Face Amount" thereof, calculated at our option on any terms offered by you, less our factoring commission, as set forth below. "Net Face Amount" shall be deemed to mean the gross amount of the Receivable less all discounts. The Purchase Price (less (a) any reserves which we may in our sole discretion determine to hold;
(b) any monies remitted, paid, or otherwise advanced by us to you or for your account including any amounts which we may be obligated to pay in the future; and (c) any other of our charges to your account as provided for in this Agreement) shall be payable by us to you on the monthly average due date of the Receivables so purchased, as calculated by us on the terms given to your customer plus ten (10) working days for collection. We may, in our sole discretion, advance to you from time to time sums up to eighty-five (85%) percent of the Purchase Price on Receivables purchased by us.

        (b) We may from time to time, in our sole and absolute discretion, make loans, advances and other financial accommodations to or for your benefit of up to 50% of your eligible inventory (as determined by us in our sole and absolute discretion and priced at the lower of cost or market) up to the amount of $600,000 (the "Inventory Loan"). Notwithstanding the foregoing, we reserve the right at any time to demand and receive the immediate repayment of the entire balance of the Inventory Loan in the event (a) of any default or termination under this Agreement; (b) of any reduction in the value of your inventory; or
(c) that we, in our sole and absolute discretion, shall consider the Inventory Loan insecure. All principal, interest, fees, commissions, charges, costs and expenses incurred with or in respect of this Agreement or any supplement or amendment hereto (all of which shall be cumulative and not exclusive) and any and all Obligations shall be charged as an advance to Borrower's account as maintained by us.

        (c) Notwithstanding the foregoing, we shall withhold a reserve of sums otherwise due you and, in our discretion, may revise the amount of such reserve from time to time. We shall be entitled to hold all sums to your credit as security for D.R. Receivables, outstanding claims and any and all Obligations owing to us, our subsidiaries and affiliates by you, however arising. Further, at our request you shall maintain a credit balance with us in such amount as will, in our sole discretion, be commensurate with the volume and character of the business conducted by you so as to protect us against all possible returns, claims of your customers, indebtedness owing by you to us or any other contingencies (your "Obligations"). Except in our sole discretion, the
aggregate amount of your Obligations at any time shall not exceed $    . You
shall repay to us on demand any Obligations and debit balance then in your account.



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        (d) In addition to our factoring commissions and to any other fees provided for herein or otherwise, you shall pay all of our costs and expenses for establishing the factoring arrangements provided for herein, including, but not limited to, our legal fees and costs, internal and external audits expenses, filing, recording and search expenses, appraisal fees and other out-of-pocket expenses arising out of our entering into this factoring relationship with you, which fee is payable on and shall be fully earned as of the date hereof, and shall be included as part of the Obligations.

        (e) If any taxes are imposed, or if we shall withhold or pay any tax or penalty as a result of or in connection with any transaction or transactions between us, you hereby indemify us and hold us harmless from and against all claims of every kind and nature whatsoever in respect thereof. In addition, you agree that any such payments made by us shall be charged to your account and shall be included as part of your Obligations.

        (f) We shall have the right and are hereby irrevocably authorized by you to charge your account or accounts in the amount or amounts of any and all of your Obligations. Notwithstanding the foregoing, we shall not he required at any time, or to any extent, to have recourse to any collateral security given by you to us to secure your Obligations and the exercise of our rights to look to any such collateral shall be and remain in our sole and absolute discretion. Accordingly, you shall at all times remain liable for the repayment, upon our demand, of all of your Obligations owing to us.

     5. We shall be entitled to hold and you hereby grant to us and to our subsidiaries and affiliates, a continuing general lien and security interest in and to all accounts, contract rights, documents, instruments, chattel paper, general intangibles, reserves, credit balances, sums and all of your property at any time in our possession, or in the possession of any of our subsidiaries or affiliates, or upon or in which we may otherwise have a lien or security interest as collateral security for any and all of your Obligations at any time owing to us, our subsidiaries and affiliates, whether fixed or contingent, no matter how or when arising, whether under this Agreement or otherwise, and including all obligations incurred by you for purchases from any other person, firm or corporation factored or financed by us, all of which shall be included as part of your Obligations. In addition to the foregoing you hereby grant us a general lien and security interest in and to all security and guarantees in your favor and to all of your books and records. You agree to execute and deliver financing statements and any and all instruments and documents that we may request to perfect, protect, establish or enforce the security interests granted hereunder and any other provisions hereof. You hereby authorize us to file such financing statements in your name signed by us, or a reproduction of this agreement to reflect the security interest granted hereunder.

     6. (a) All disputes, claims or controversies relating to any Receivable must be settled by you at your sole cost and expense. We shall have no responsibility or liability of any kind or nature whatsoever with respect to any Receivable, payment of which is refused or withheld by reason of any dispute, bona fide or not, and whether before or after maturity date, as to price, terms, delivery, quantity, quality or otherwise, nor where the customer claims release from liability or inability to pay because of any act of God or a public enemy or war or because of the requirements of law or of rules, orders or regulations having the force of law (each, a "Dispute"). Upon our receipt of notice of the existence of a Dispute, we shall have the right to immediately charge your account for the entire amount of any Receivable as to which any such Dispute has arisen whether such Dispute regards that Receivable or any other Receivable and whether due or not due, and you agree to immediately pay the entire amount of all such disputed Receivables to us upon our demand. You shall promptly advise us in writing of the existence of each Dispute with your customers upon your receipt of notice thereof and you shall forthwith transmit to us copies of any and all chargeback notices, allowance requests, claims, correspondence and the like received by you from your customer evidencing the existence of a Dispute.

        (b) Notwithstanding anything to the contrary contained in subparagraph
(a) above and regardless of the date or dates upon which we charge back to you the full amount of any Receivable where there is a Dispute, claim, offset, defense or counterclaim, it is understood, agreed and acknowledge that immediately upon the occurrence of any such Dispute, claim, offset, defense or counterclaim we shall no longer bear or be responsible for the credit risk and/or loss, if any, with respect to any such Receivables due to the financial inability of your customer to pay. Such risk and/or loss, if any, shall immediately revert to and be deemed to have been assumed by you without any further or other act upon our part. A chargeback shall not be deemed a reassignment.

        (c) All fees and expenses of any attorney or collection agency employed by us or on our behalf to collect or sue upon any D.R. Receivable or upon any Receivable with respect to which we have notice of a Dispute, claim, offset, defense or counterclaim shall be charged to your account and shall be paid by you and made a part of your Obligations.

        (d) Immediately upon our request, you shall pay to us, or reimburse us for, all sums, costs and expenses (which shall be and hereby are included as part of the Obligations) which we may pay or incur in connection with or related to this Agreement. In addition to those items set forth hereinabove and hereafter, Obligations shall include: the negotiation, preparation, consummation, administration and enforcement of this Agreement and all other documents and instruments regarding this factoring arrangement and/or its related financial accommodations, and the transactions contemplated hereunder; any future proposed amendments, supplements, consents or modifications to this Agreement (whether or not executed); all efforts made to advance, expand, defend, protect or enforce the security interests or other rights granted to us hereunder; enforcing payment of the Obligations; filing fees and taxes, recording taxes, expenses for searches incurred by us from time to time, periodic field examinations of our collateral or your operations (plus a charge of $500 per person per day for our examiners in addition to the reimbursement for their expenses); wire transfer fees, check dishonor fees, the fees and disbursements of our counsel, all fees and expenses for the service and/or filing of papers, premiums on bonds and undertakings, fees of marshals, sheriffs, custodians or auctioneers and others, travel expenses and all court costs and collection charges. All Obligations shall accrue interest after demand thereof at the Interest Rate. A "demand" as used herein shall be deemed to have been made upon posting any Obligation to your account. At our option, all principal, interest, fees, commissions, costs, expenses or other charges with respect to this Agreement may be charged directly to your account maintained by us.

     7. You represent and warrant: (a) that you are solvent; (b) that you have paid and shall pay all taxes which have become or shall hereafter become due and payable; (c) that there shall not be any judgments, assessments or liens filed against you or against any of your property, real or personal during the term of this Agreement and that there are no judgments, assessments or liens filed against you or against any of your property, real or personal, at the time of the execution of this Agreement except as may have been disclosed by you to us in writing, the receipt of which has been confirmed by us to you in writing; (d) that each Receivable is based upon your bona fide sale and actual delivery to the customer of merchandise or rendition of services invoiced in the regular course of your business; (e) that the customer, without qualification or limitation, has made himself liable to pay by the maturity date of the invoice the full amount of the Receivable indicated thereon without deduction, claim, offset, defense or counterclaim; (f) that you have full title to all merchandise sold; and (g) that your transfers and assignments to us are free and clear of all encumbrances, liens and security interests and that you have full title in and to all Receivables.

     8. In the event of the rejection, return or recovery of any merchandise on any Receivable you shall pay us the amount of such Receivable, either in cash or by the assignment of new Receivables acceptable to us hereunder. We shall have the right to the immediate possession of such merchandise which you shall hold in trust for our benefit, segregated and identified by you as our property, and we shall have a lien upon it, as well as the ownership of any Receivables arising from the subsequent sale of such merchandise as security for the payment of your Obligations. Upon our request, at your expense, you shall deliver such merchandise, upon five (5) days written notice to you, at such places and upon such terms as we may deem proper. In the event you fail to deliver such merchandise as aforsaid, we shall have the right and are hereby authorized to enter your premises to take immediate possession thereof and to sell such merchandise, upon notice to you, at public or private sale, at which sale we may be the purchaser, and at such price or prices and upon such terms as we, in our sole discretion, may deem acceptable. Only the net proceeds of such sale, after deduction for all costs and expenses thereof, shall he credited to your account.



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     9. We reserve the right to limit the amount of D.R. Receivables, as well as the amount of any advance thereon. Upon the insolvency of any of your D.R. customers (as determined in our absolute discretion) or default in payment by such D.R. customers at maturity, we shall have the right to immediately charge such sale or sales to such D.R. customers to your account, and you agree to pay the amount thereof to us on demand.

     10. All checks, notes, remittances, acceptances, proceeds, other instruments, or cash received by you with respect to any Receivable shall be our property and if received by you shall be held in trust for us and immediately turned over to us in kind without deduction. You hereby authorize and irrevocably appoint us as your attorney-in-fact to endorse your name upon checks or other instruments or documents received by you or us pertaining to Receivables, and to make, execute and deliver in your name such further instrument or instruments of assignment of Receivables to us in furtherance of this Agreement and its purpose as we may from time to time deem necessary. It is understood and agreed that we shall have the absolute right, but not the obligation, to deposit all checks or other remittances received by us in payment of Receivables irrespective of any deductions shown or taken by your customers or any notifications or conditions as may appear thereon. We may charge back to you or to your account any deductions or deficiencies therein, other than deficiencies in the payment of Receivahles which have heretofore received our Credit Approval and which deductions or deficiencies result solely from your customer's financial inability to pay. Any charge back of your D.R. Receivables or Disputed Receivables or any of them, shall not be deemed a reassignment thereof, and title thereto and to the merchandise represented thereby shall remain with and in us as security for your obligations until we shall have been fully reimbursed.

     11. You shall at all times maintain, at your sole cost and expense, books and records showing all sales and all claims, allowances, Disputes and similar information with respect to the Receivables and the goods and services relating thereto. We, or our representative, shall have the right at any time during normal business hours to examine all of your books which may pertain to merchandise or Receivables. You agree that you will furnish to us, as soon as available, but in any event not later than one hundred and twenty days (120) after the close of each fiscal year, your audited financial statements for such fiscal year (including balance sheets, statements of income and loss, statements of cash flow and statements of shareholders' equity), and the accompanying notes thereto, setting forth in each case, in comparative form, figures for the previous fiscal year, all in reasonable detail, fairly representing the financial position and the results of your operations as at the date thereof and for the fiscal year then ended and prepared in accordance with generally accepted accounting principles consistently applied. Such audited statements shall be examined in accordance with generally accepted auditing practices by (and accompanied by a report thereon unqualified as to scope of) independent certified public accountants selected by you and acceptable to us. In addition, as such time or times as we may request, you will furnish to us such quarterly or monthly unaudited financial statements (including balance sheets, statements of income and loss, statements of cash flows and statements of shareholders' equity), and the accompanying notes thereto, all in reasonable detail, fairly presenting the financial position and results of your operation as at the date thereof and for such period prepared in accordance with generally accepted accounting principles consistently applied and such other information with respect to your business, operations and condition (financial and otherwise) as we amy from time to time reasonably request.

    12. (a) Each of your Receivables shall be calculated as of the first of the month following the date of the invoice to your customer at the net amount thereof, less discounts, allowances or any other deductions. Interest shall be charged at the Prime Rate plus 1.5% (the "Interest Rate") on Receivables computed as follows: from the first day of the month to and including the weighted average due date of such invoices plus ten working days for collection and clearance of remittances. As used herein the term "Prime Rate" shall be deemed to mean the prime commercial rate charged by members of the FINOVA Capital Corporation or any of its bank subsidiaries in effect on the date hereof and as same may be adjusted upwards or downwards from time to time. The Interest Rate shall never be less than six (6%) per cent per annum nor greater than the highest rate permitted by law. Any change in the Interest Rate shall become effective on the first day of the month following the month in which the Prime Rate shall have been increased or decreased, as the case may be. The Interest Rate shall be calculated based on a three hundred sixty (360) day year for the actual number of days elapsed and shall be charged to you on all Obligations including, but not limited to, any debits due us and upon all monies remitted, paid or otherwise advanced by us to you or for your account prior to the average due date as above described and shall he payable at the close of each month. All interest charged or chargeable to your account shall be deemed as an additional advance and shall become part of the Obligations. You will be charged with interest on all sums advanced or charged under this Agreement and upon all other sums owed by you to us of every kind and nature at the Interest Rate (as such term is defined below) then in effect. In the event the amount of the sums advanced or charged to you under this Agreement together with any other agreement between us (collectively "This Agreement"), exceeds the amount available to you pursuant to paragraph 4(a) of this Agreement (hereinafter sometimes referred to as an "Overadvance") on each of ten (10) or more days in any month the Interest Rate charged to you for that month shall be at the Prime Rate plus 1.75% without regard as to whether any such Overadvance is made with or without our knowledge or consent. On the first day of the following month, we will credit you with interest on any net credit in your favor during such month at the Interest Rate in effect hereunder for advances during such month except that no credits shall bear interest subsequent to the weighted average due date of the Receivables creating such credits. In addition, interest on advances shall be charged from the date of the advance up to and including the last day of the month.

        (b) In no event shall the Interest Rate and any other charges hereunder exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that a court determines that we have received interest and other charges hereunder in excess of the highest rate permissible under law, such excess shall be deemed received on account of, and shall automatically, be applied to reduce, the Obligations arising under or in connection with this Agreement other than interest, and the provisions hereof shall be deemed amended (to provide for the highest permissible rate allowable under the law. If there are no such Obligations outstanding, we shall refund any such excess to you.

    13. On or about the 15th day of each month we shall render a statement to you covering the activity in your account over the previous month. Each such account as shall be rendered by us shall be deemed correct in all respects and shall be deemed conclusive and binding upon you and shall be admissible and conclusive in evidence in any action unless we are notified by you and confirmed by us in writing to the contrary within thirty (30) days after the date of the rendering of such statement. In the event of timely objection to any such statement, only the items expressly objected to in your notice of objection shall be deemed to be disputed by you. In the event that we provide to you or on your behalf copies of additional statements, reports or accountings with respect to the Receivables or otherwise in connection herewith, you shall pay to us an additional fee in the amount of $50.00 for each such additional statement, report or accounting, which fee is due and payable on the date of the issuance by us of such additional statement, report or accounting, and which fee shall be included as part of the Obligations.

    14. You shall pay us a factoring commission for our services hereunder which commission shall be and become due and payable to us on the 15th day of each month in which we purchase your Receivables, such factoring commission to be in an amount equal to 1 1/8 (1.125%) per cent of the amount of your gross sales. The minimum factoring commission on each invoice in respect of any Receivable shall be $5.00. The minimum aggregate factoring commissions payable under this Agreement for each contract year hereof shall be $0 which to the extent of any deficiency shall be chargeable to your account with us. Factoring commissions payable to us hereunder are based upon your usual and regular terms of sale which do not exceed 75 days. On all Receivables for which there is a change of terms, in addition to any service fee for such change, our commission thereon shall be increased at the rate of twenty-five (25%) per cent of the basic commission rate for each additional thirty (30) days or fraction thereof by which your regular terms are increased. No Credit Approval for such change in terms, however, shall he granted without our prior written approval.

    15. (a) We shall have the right to terminate this Agreement at any time upon not less than sixty (60) days' prior written notice or immediately upon any Default, as defined hereinbelow. This Agreement shall continue in effect until one year from the date hereof and shall automatically be renewed from year to year thereafter unless you notify us of your termination to be effective on any anniversary of this Agreement by giving us not less than sixty (60) days' prior written notice. Notice of termination, whether by you or by us, shall be sent by certified mail, return receipt requested with postage prepaid. All of our rights and your Obligations arising out of transactions having their inception prior to termination shall not he affected thereby. Upon any termination of this Agreement all Obligations shall be deemed to be immediately due and payable to us, and after such termination any credit balance in your favor shall continue to he held by us, without interest, until a final accounting is rendered unless you shall fumish us with an undertaking satisfactory to us against any items chargeable to you hereunder.

        (b) In the event of your early termination of this Agreement, whether by virtue of a default hereunder or at your election as set forth hereinabove, you agree to pay us in cash or other immediately available funds, and in addition to all other Obligations, an early termination fee as and for our liquidated damages resulting from such early termination in an amount equal to the greater of the minimum commission as set forth in paragraph "14" hereof reduced by any commissions already paid during that contract year or an amount equal to (i) the percentage for our factoring commission as set forth in paragraph "14" herein multiplied by the aggregate amount of your Receivables for the twelve (12) month period immediately preceding the date of notice of such early termination, as determined by us in our sole and absolute discretion; (ii) divided by twelve
(12); and (iii) multiplied by the number of months (or any part thereof) remaining in the then current term. Such early termination fee shall be conclusively presumed to be the amount of our damages sustained by the early termination which fee you agree is reasonable and proper. The early termination fee shall be and is included in the Obligations.

    16. The occurrence of any one or more of the following shall constitute an Event of Default hereunder and under any supplement hereto or other agreement by you with, to, or in favor of us or of any of our subsidiaries or affiliates: (a) you fail to pay or perform when due any of the Obligations; (b) you breach any of the terms, covenants, conditions or provisions contained in this Agreement or any other agreement between us; (c) any present or future representation, warranty or statement of fact made by you or on your behalf (including any representation, warranty or statement by any guarantor of your Obligations) to us in this Agreement or any other agreement, schedule or instrument referred to herein or therein or related hereto or thereto is false or misleading at any time; (d) we in good faith believe that because of a change in the conditions or affairs (financial or otherwise) of you or any guarantor of any of the Obligations, either (i) the prospect of payment or performance of the Obligations is impaired or (ii) the collateral is not sufficient to fully secure the Obligations; and (e) the occurrence of any of the following with respect to you or any guarantor of any of the Obligations: dissolution; a termination of existence; insolvency; business cessation or suspension; calling of a meeting of creditors; appointment of a receiver for any property; assignment for the benefit of creditors; commencement of any voluntary or involuntary proceeding under any bankruptcy or any other insolvency law; entry of any court order which enjoins or restrains the conduct of business in the ordinary course. Upon the occurrence of any Event of Default hereunder we shall have all the rights and remedies of a secured party under the Uniform Commercial Code and other applicable laws with respect to all collateral in which we have a security interest. We may but are not obligated to sell or cause to be sold any or all such collateral, in one or more sales or parcels, at such prices and upon such terms as we may deem best, and for cash or on credit or for future delivery and whether by public or private sale as we may deem appropriate. Unless the collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, we shall give you reasonable notice of the time and place of any public sale of collateral owned by you or of the time after which any private sale or any other intended disposition thereof is to be made. The requirements of reasonable notice shall be met if any such notice is mailed, postage prepaid, to your address shown herein, at least five
(5) days before the time of the sale or disposition thereof. We may be the purchaser at any such public sale. The proceeds of sale of such collateral shall b e applied first to all costs and expenses of and incident to any such sale, including our attorneys' fees and then to the payment, in such order as we may elect, of all sums owing to us hereunder. We shall return any excess to you, subject to the rights of third parties or as otherwise required by applicable law, and you shall remain liable for any deficiency. In addition, upon any default interest shall be charged on all Obligations at the "Default Rate" which Default Rate shall be in the amount of 2% in excess of the Overadvance Rate.

    17. Any delay or failure on our part to enforce, any right or privilege hereunder, or our waiver of any default by you as to any term of this Agreement, shall not constitute a waiver of our rights or privileges with regard to any subsequent or continuing default and no waiver whatsoever shall be valid unless in writing and signed by us and then only to the extent therein set forth.

    18. You shall not be entitled to pledge our credit upon or in connection with any of your purchases, or for any other purpose whatsoever.

    19. Each of the parties expressly submits and consents to the jurisdiction of the Supreme Court of the State of New York with respect to any controversy arising out of or relating to this Agreement or any supplement hereto or to any transactions in connection herewith and hereby waives personal service of the summons and complaint or other process or papers to be issued therein and hereby agree that service of such summons and complaint or process may be made by Registered or Certified Mail addressed to the other party at the address appearing herein. Failure on the part of either party to appear or answer within thirty (30) days after the mailing of such summons, complaint or process shall constitute a default entitling the other party to enter a judgment or order as demanded or prayed for therein.

    20. All interest for slow payments by your customers will be charged directly to your account.

    21. You hereby indemnity us and hold us harmless from and against any loss, liability, claim and expense of every kind and nature, including our attorneys' fees and disbursements, arising from any claim, dispute, action and pricing by or against you or against any of your customers or any other party with regard to any Receivable or this Agreement.

    22. From time to time we may designate certain account debtors as SPECIAL RISK. We may notify you in writing at any time and from time to time of account debtors as to which we have so designated. Receivables arising out of sales to account debtors which we have notified you as being SPECIAL RISK shall he subject to a surcharge of 2% in addition to the other charges set forth in this Agreement.

    23. This Agreement cannot he modified orally and can only be modified or amended by a written instrument signed by you and by us. This Agreement supersedes any prior agreement or agreements between us and neither of us shall be bound by anything not expressed herein or in any other writing entered into simultaneously herewith or subsequent to the date hereof.

    24. This Agreement, made in the State of New York, shall be construed, interpreted and enforced according to the laws of the State of New York and shall be binding upon and inure to the benefit of the parties hereto, their successors, executors, administrators and assigns. If in the event of litigation between the parties over any matter connected with this Agreement or resulting from transactions hereunder, the right to a trial by jury is hereby waived.

ACCEPTED AND AGREED:                                           Very truly yours,

ROCKY MOUNT UNDERGARMENT CO., INC.            FINOVA CAPITAL CORPORATION

/s/ JOSEPH PASCAL                             By: /s/ JOSEPH DEHLER
- ----------------------------------                -----------------------------
Joseph Pascal, President                          Joseph Dehler, Vice President

56-1385522
- ---------------------------------
Factored Client's Tax I.D. Number

                      CERTIFICATE OF CORPORATE RESOLUTIONS

     I Paul Sutton, do hereby certify that I am Secretary of Rocky Mount Undergarment Co., Inc., a corporation organized and existing in good standing under the laws of the State of Delaware and that a special meeting of the Board of Directors thereof, duly held on March 29, 1995, at which a quorum was present, the following resolution was duly and unanimously adopted:

     "RESOLVED: That any officer or officers of this corporation be and they are authorized and empowered to enter into and execute, on behalf of the corporation, an agreement with FINOVA CAPITAL CORPORATION, relating to the sale, assignment, negotiation and guarantee to said FINOVA CAPITAL CORPORATION of accounts, chattel mortgages, notes, drafts, acceptances, bills and other commercial receivables, collectively referred to as "receivables", and/or relating to the consignment, security interest, pledge, mortgage, factor's lien, or other hypothecation of merchandise or other property now or hereafter belonging to or acquired by the corporation to or with FINOVA CAPITAL CORPORATION, and from time to time to modify or supplement said agreement and to make and modify or supplement arrangements with said FINOVA CAPITAL CORPORATION as to the terms or conditions on which receivables are to be sold, assigned or negotiated, and on which merchandise or other property, now or hereafter belonging to or acquired by the corporation, may be consigned, pledged, mortgaged, liened or otherwise hypothecated to or with FINOVA CAPITAL CORPORATION, and/or with respect to which this corporation may grant FINOVA CAPITAL CORPORATION a security interest; and they or any of them are hereby further authorized and empowered from time to time to execute and deliver any and all assignments, schedules, transfers, endorsements, drafts, guarantees, agreements or other instruments granting a security interest, or of assignment or receivables or pledge or hypothecation of merchandise and to execute and deliver any and all instruments and powers of attorney and do and perform all acts and things necessary, convenient, or proper to carry out, supplement or modify and such agreement and arrangements made with FINOVA CAPITAL
CORPORATION; hereby ratifying, approving and confirming all that any said officer has done or may do in the premises".

     I further certify that the foregoing resolutions remain in full force, have not been rescinded or modified, and conform with the charter and by-laws of the corporation.

     I WITNESS WHEREOF, I have hereunto set my hand as Secretary of said corporation and affixed its corporate seal by order of its Board of Directors, this 31st day of March, 1995.

Certificate approved:

/s/ Joseph Pascal
- -------------------------------            -------------------------------------
Joseph Pascal, President                             (Corporate Seal)

                                    GUARANTY

                                                         New York March 31, 1995

     1. In consideration of and in order to induce FINOVA Capital Corporation ("FINOVA"), its successors, endorsees or assigns to grant and continue to grant such advances, loans or extensions of credit directly or indirectly to the factored client which is a party to the annexed Factoring Agreement (hereinafter, whether one or more, called "Borrower") and to grant to Borrower such renewals, extensions, forbearances, releases of collateral or other relinquishment of legal rights as FINOVA may deem advisable, and for other good and valuable consideration, receipt of which is hereby duly acknowledged, the undersigned Guarantor(s) (hereinafter, whether one or more, called "Guarantor", who, if two or more in number, shall be jointly and severally bound) for the undersigned Guarantor and for their heirs and personal representatives, or successors, and assigns of the undersigned Guarantor, hereby absolutely and unconditionally guarantees to FINOVA, its successors, endorsees and assigns, the prompt and unconditional payment when due (whether at maturity, by acceleration or otherwise) and at all times thereafter of any and all obligations or liabilities of every kind, nature and character (including all renewals, extensions and modifications thereof) of Borrower to FINOVA, its successors, endorsees or assigns howsoever created or arising, whether or not represented by negotiable instruments or other writings, whether now existing or hereafter incurred, whether originally contracted with FINOVA or with another and assigned or transferred to FINOVA or otherwise acquired by FINOVA, whether contracted by Borrower alone or jointly with others, and whether absolute or contingent, secured or unsecured, matured or unmatured, including but not limited to any and all sums, late charges, disbursements, expenses, legal fees and any deficiency upon enforcement of collateral, agreements and contracts in connection with all of such obligations.

     2. Undersigned Guarantor consents that without notice to or further assent by undersigned Guarantor, the obligation of Borrower or of any other party for the liability hereby guaranteed may be renewed, extended, modified, prematured or released by FINOVA as it my deem advisable in its sole and absolute discretion, and that any security or securities which FINOVA holds may be exchanged, sold, released, or surrendered by it, as it may deem advisable in its sole and absolute discretion, without impairing or affecting the obligation of undersigned Guarantor hereunder.

     3. Undersigned Guarantor waives any and all notice of the acceptance of this guaranty, or of the creation, renewal or accrual of any obligations or liability of Borrower to FINOVA, present or future, or of the reliance of FINOVA upon this guaranty. Any and every obligation or liability of Borrower to FINOVA herein described shall conclusively be presumed to have been created, contracted or incurred in reliance upon this guaranty, and all dealings between Borrower and FINOVA shall likewise be presumed to be in reliance upon this guaranty. Undersigned Guarantor waives protest, presentment, demand for payment, notice or default or non-payment and notice of dishonor to or upon undersigned Guarantor, Borrower or any other party liable for any of Borrower's obligations hereby granted.

     4. This guaranty shall he construed as an absolute and unconditional guaranty of payment without regard to the validity, regularity or enforceability of any obligation or purported obligation of Borrower. FINOVA shall have all of its remedies under this guaranty without being obliged to resort first to any security or to any other remedy or remedies to enforce payment or collection of the obligations hereby guaranteed and may pursue all or any of its remedies at one or at different times. FINOVA is hereby given a continuing lien for the purposes and security of this guaranty as well as for any other obligation or liability (present or future, absolute or contingent, due or not due) of undersigned Guarantor to FINOVA upon all property and securities now or hereafter given unto or left in the possession or custody of FINOVA for any purpose (including property left in safekeeping or custody), by or for the account of any undersigned Guarantor, and also upon any deposits with or any credit or claim of any undersigned Guarantor against FINOVA existing from time to time. FINOVA is hereby authorized and empowered, upon the occurrence of any of the events set forth in the next succeeding paragraph, to appropriate and apply to the payment and extinguishment of the liability of undersigned Guarantor any and all such monies, property, securities, deposits or credit balances without demand, advertisement or notice, all of which are hereby expressly waived.

     5. Upon the default of Borrower or any undersigned Guarantor with respect to any obligations or liabilities of either of them to FINOVA or in the event Borrower or any undersigned Guarantor shall die or become insolvent or make an assignment for the benefit of creditors, or if a petition in bankruptcy be filed by or against Borrower or any undersigned Guarantor, or in the event of the appointment of a receiver (either at law or in equity) of Borrower or of any undersigned Guarantor, or in the event that a judgment is obtained or warrant of attachment issued against Borrower or any undersigned Guarantor, or in the event that the financial or business condition of any of them shall so change as in the opinion of FINOVA will materially impair its security or increase its risk, all or any part of the obligations and liabilities of Borrower and/or of undersigned Guarantor to FINOVA, whether direct or contingent, and of every kind and description, shall, without notice or demand, become immediately due and payable insofar as this guaranty is concerned, and shall be taken up forthwith by undersigned Guarantor, and in any of such events, and whether or not the said liabilities and obligations are due and payable, FINOVA may (in addition to, and subject to its rights and remedies under the terms of any special contract with Borrower), without demand of performance or advertisement or notice of intention to sell or of time or place of sale, or to redeem, or other notice whatsoever to undersigned Guarantor or to Borrower (all and each of which demands, advertisements and notices being hereby expressly waived), sell any and all collateral which it may hold for said obligations, or under this guaranty, in one or more parcels, at public or private sale, at FINOVA's office or elsewhere, at such prices as FINOVA may deem best, either for cash or credit, with the right of FINOVA at any such sale, public or private, to purchase the whole or any part of said collateral free from any right or equity of redemption, which right or equity is hereby expressly waived. FINOVA may, in its uncontrolled discretion, apply the net proceeds of such sale or sales to payment on account of the obligations or liabilities of Borrower and undersigned Guarantor in such manner and order of priority as FINOVA may, in its absolute and uncontrolled discretion, elect. If, in the opinion of the FINOVA, any collateral deposited hereunder cannot be freely sold or disposed of at public or private sale (because of any relationship between the owner and issuer thereof or otherwise), FINOVA shall have the unqualified right (in addition to all other rights hereunder) to sell the same, or any part thereof, to a purchaser or purchasers, under investment letters, for a negotiated price or prices which, under such circumstances, shall be deemed to be fair and equitable.

     6. Any stocks, bonds or other securities held by FINOVA hereunder may, whether or not Borrower or undersigned Guarantor is in default, be registered and held in the name of FINOVA or its nominee, and FINOVA or said nominee may exercise all voting and corporate rights relating thereto as if the absolute owner thereof.

     7. The term "Borrower" as used herein shall include the individual or individuals, association, partnership or corporation named herein as Borrower, and (a) any successor individual or individuals, association, partnership or corporation to which all or substantially all of the business or assets of said Borrower shall have been transferred, (b) in the case of a partnership Borrower, any new partnership which shall have been created by reason of the admission of any new partner or partners therein and/or the dissolution of the existing partnership by the death, resignation, or other withdrawal of any partner, and
(c) in the case of a corporate Borrower, any other corporation into or with which said Borrower shall have been merged, consolidated, reorganized, purchased or absorbed. The right of the FINOVA to hold, deal with and dispose of the property deposited by undersigned Guarantor hereunder, as herein provided, shall continue unimpaired notwithstanding any invalidity or unenforceability of this guaranty as against undersigned Guarantor personally.

     8. FINOVA's books and records showing the account between FINOVA and Borrower shall be admissible as evidence in any action or proceeding, shall be binding upon the undersigned Guarantor for the purpose of establishing the items therein set forth and shall constitute prima facie proof hereof. FINOVA's monthly statements rendered to Borrower shall, to the extent to which no written objection is made within thirty (30) days after the date thereof, constitute an account stated between FINOVA and Borrower and be binding upon the undersigned Guarantor.

     9. The undersigned Guarantor waives any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim which the undersigned Guarantor may now or hereafter have against Borrower, or any person other than a coguarantor directly or contingently liable for the obligations guaranteed hereunder, or against or with respect to the Borrower's property (including without limitation, property collateralizing the undersigned Guarantor's obligations to FINOVA) arising from the existence or performance of this guaranty. In furtherance and not in limitation of the preceding waiver, the undersigned Guarantor agrees that any payment to FINOVA by the undersigned Guarantor pursuant to this guaranty shall be deemed a contribution to the capital of the Borrower or other obligated party, and any such payment shall not constitute the undersigned Guarantor a creditor of any such party.

     10. The undersigned Guarantor represents and warrants that there is no existing indemnification agreement, whether qualified or unqualified, between the undersigned and Borrower. The undersigned waives any right he may otherwise have to seek a stay from any United States Bankruptcy Court, in which Borrower may become a debtor, of any claim or cause of action hereinafter asserted against the undersigned Guarantor on his guaranty, whether in an action commenced against the undersigned as a guarantor prior to or instituted following the filing a Chapter 11 petition by or against Borrower. The undersigned Guarantor further acknowledges that this waiver hereinabove, is specifically provided to FINOVA as an inducement to it to effect the financial accommodations provided by FINOVA to Borrower.

     11. This guaranty shall, without further reference, pass to, and may be relied upon and enforced by, any successor or assignee of FINOVA and any transferee or subsequent holder of any of said liabilities or obligations of Borrower. This guaranty may be terminated (but only insofar as it may relate to obligations of Borrower arising subsequent to such termination) upon written notice to that effect delivered by undersigned Guarantor to an officer of FINOVA, such termination to be effective only upon the execution by such officer of a written receipt therefor, and in the event of such termination, undersigned Guarantor and his or their respective executors, administrators or successors and assigns shall nevertheless remain liable with respect to obligations incurred or arising theretofore, and with respect to such obligations and any renewals, extensions or other liabilities arising out of same, this guaranty shall continue in full force and effect, and FINOVA shall have all the rights herein provided for as if no such termination had occurred.

     12. The undersigned Guarantor does hereby waive any and all right to a trial by jury in any action or proceeding based hereon. This guaranty and the rights and obligations of FINOVA and of the undersigned Guarantor shall be governed and construed in accordance with the laws of the State of New York. The undersigned Guarantor hereby consents to the jurisdiction of the Supreme Court of the State of New York for a determination of any dispute connected with this guaranty and authorizes the service of process on the undersigned Guarantor by registered or certified mail sent to the undersigned Guarantor at the address or addresses of the undersigned Guarantor, as the case may be as herein set forth or as set forth on any record maintained by FINOVA. This guaranty cannot be changed or terminated orally, shall be interpreted according to the laws of the State of New York, shall be binding upon the heirs, executors, administrators, successors and assigns of the undersigned Guarantor and shall inure to the benefit of FINOVA's successors and assigns.

     13. Guarantor agrees that, whenever an attorney is used to obtain payment under or otherwise enforce this guaranty or to enforce, declare or adjudicate any rights or obligations under this guaranty or with respect to collateral, whether by legal proceeding or by any other means whatsoever, FINOVA's reasonable attorney's fee plus costs and expenses shall be payable by each Guarantor against whom this guaranty or any obligation or right hereunder is sought to be enforced, declared or adjudicated. Guarantor, if more than one, shall be jointly and severally bound and liable hereunder and if any of the undersigned is a partnership, also the members thereof individually. FINOVA and Guarantor, in any litigation (whether or not arising out of or relating to obligations, liabilities or collateral security or any of the matters contained in this guaranty) in which FINOVA and any of them shall be adverse parties, waive trial by jury. In addition, Guarantor waives the performance of each and every condition precedent to which Guarantor might otherwise be entitled by law. FINOVA shall have the right to fill in any blank spaces left in this guaranty (including the name of "Borrower"), to date this guaranty and to correct patent errors therein.

     14. The Guarantor acknowledges that this guaranty and the Guarantor's obligations under this guaranty are and shall at all times continue to be absolute and unconditional in all respects and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any kind or nature whatsoever which might otherwise constitute a defense to this guaranty and the obligations of the Guarantor under this guaranty or the obligations of any other person or party (including, without limitation, the Borrower) relating to this guaranty or the obligations of the Guarantor hereunder or otherwise with respect to any transactions involving the Borrower and FINOVA. This Guaranty sets forth the entire agreement and understanding of FINOVA and Guarantor and Guarantor absolutely, unconditionally and irrevocably waives any and all right to assert any defense, set-off, counterciaim or cross-claim of any nature whatsoever (including, but not limited to, fraud in the inducement and commercial disposition of collateral of the Guarantor or Borrower) with respect to this Guaranty or the obligations of the Guarantor under this guaranty or the obligations of any other person or party (including, without limitation, Borrower) relating to this guaranty or the obligations of the Guarantor under this guaranty or otherwise with respect to any transactions involving the Borrower and FINOVA in any action or proceeding brought by its successors and assigns, to collect the Debt or any portion thereof, or to enforce, the obligations of the Guarantor under this guaranty. The Guarantor acknowledges that no oral or other agreements, understandings, representations or warranties exists with respect to this guaranty or with respect to the obligations of the Guarantor under this guaranty, except as specifically set forth in this guaranty.

     15. No executory agreement and no course of dealing between undersigned Guarantor and FINOVA sha11 be effective to change or modify this guaranty in whole or in part; nor shall any change, modification or waiver of any rights or powers of FINOVA be valid or effective unless, in writing or signed by an authorized officer of FINOVA.

     IN WITNESS WHEREOF, the undersigned Guarantor has hereunto set his hand and seal the day and year first above written.


/s/ JOSEPH PASCAL                       /s/ PAUL SUTTON
- -------------------------(L.S.)         --------------------------------(L.S.)
Joseph Pascal, Guarantor                Paul Sutton, Guarantor
41 Flower Lane                          Columbia Palace
Great Neck, NY 11024                    Princess Grace Avenue
                                        Monte Carlo, Monaco

###-##-####                                           NO.
- -------------------------               --------------------------------
Social Security Number                  Social Security Number



STATE OF NEW YORK
      ss.:
COUNTY OF NEW YORK)

     On this 31st day of March, 1995, before me personally appeared Joseph Pascal and Paul Sutton to me known, and known to me to be the individuals desribed in and who executed the foregoing instrument and they duly and severally acknowledged to me that they executed the same.


                                        --------------------------------
                                        Notary Public

                                   Exhibit 2

                           FINOVA CAPITAL CORPORATION
                              111 West 40th Street
                               New York, NY 10018




                                                           March 31, 1995

Rocky Mount Undergarment Co., Inc.
350 Fifth Avenue
New York, New York

Gentlemen:

     We understand that you may be forwarding to us invoices in the names of various divisions set forth on Schedule A set forth below (collectively, the "Tradestyles"). We agree to receive your invoices in the names of the Tradestyles for consideration of acceptability as collateral for advances under the factoring agreement dated March 31, 1995 (the "Factoring Agreement"), based upon your confirmation and agreement hereby made to us as follows:

     1. Each of the Tradestyles is a tradename and style (and not the name of any separate operating corporation or other legal entity) by which you identify and sell certain of your products or provide certain services and under which you conduct a portion of your business;

     2. You do not, and you will not without prior written notification to us, issue invoices therefor under any name other than your corporate name or the Tradestyles;

     3. All Accounts (as such term is defined in the Factoring Agreement), proceeds thereof and returned merchandise which arise from the sale of products or rendition of services invoiced under the Tradestyles or any other trade name or style used by you hereafter shall be owned solely by you and shall be subject to all the terms and conditions of the Factoring Agreement;

     4 Accordingly, all schedules of Accounts delivered to us by you which include any sales or services invoiced under any of the Tradestyles or any trade name or style used by you hereafter, shall show your actual name as assignor; and we are authorized to receive, endorse and deposit to your account with us all checks representing payment with respect to such sales or services, including checks payable to any of the Tradestyles or such other trade name or styles.

                            SCHEDULE A - Tradestyles

                                       of

                       Rocky Mount Undergarment Co., Inc.



Rocky Mount
Stretch Mates
Blossoms
Blossom Creations
Blosson Nite-T's
Cotton Blossom
Orange Blossom
Capezio
Marion Rohr
Silks




                                         FINOVA Capital Corporation

                                         By: /s/ Joseph Dehler
                                             -------------------------------
                                             Joseph Dehler, Vice President
AGREED:

ROCKY MOUNT UNDERGARMENT CO., INC.


By: /s/ Joseph Pascal
    ---------------------------
    Joseph Pascal, President

                                   Exhibit 3

                                             FINOVA

                            March 31, 1995           FINOVA CAPITAL CORPORATION
                                                     FACTORING SERVICES

                                                     111 WEST 40TH STREET
Rocky Mount Undergarment Co., Inc.                   14TH FLOOR
350 Fifth Avenue                                     NEW YORK, NEW YORK 10018
New York, NY 10018
                                                     TEL 212 403 0700
                                                     FAX 212 403 0799

Gentlemen:

From time to time, our Credit Department will designate certain customers as "Special Risk Accounts".

These accounts will be subject to a 2% surcharge and paragraph 3 of our Factoring Agreement is hereby amended to reflect said surcharge.

At the present time, the following customers are designated as "Special Risk Accounts".

     Jay Jacobs                            Gantos
     Bergners P.A.                         MGRE (Merry Go Round Ent.)
     Bill's Dollar Stores                  Leslie Fay
     Carlisle's                            McCrorys D.I.P.
     National Merchandise                  Spitalnick Design Studios
     Lamonts                               Roses Stores
     No Name                               Mothercare
     Broadway Store

In the future, additional names may be submitted to you designated as "Special Risk Accounts" for your approval.

Please indicate your acceptance in the space provided below.



                                                 Very truly yours,



                                                 Joseph Dehler
                                                 Portfolio Manager
                                                 FINOVA CAPITAL CORPORATION

AGREED AND ACCEPTED


By:_________________________________
Title:

                                   Exhibit 4

                        ASSIGNMENT OF FACTORING PROCEEDS

        ROCKY MOUNT UNDERGARMENT CO., INC., a Delaware corporation having an office located at 350 Fifth Avenue, New York, New York and Marian Rohr Corp., a New York Corporation located at 350 Fifth Ave., New York, NY (collatively ("Client"), hereby assigns to FINOVA Capital Corporation, a Delaware corporation, having an office and place of business located at 111 West 40th Street, New York, New York 10018 ("Assignee"), all of the funds now or hereafter payable to the Client by Rosenthal & Rosenthal, Inc,, a New York corporation, having its principal place of business located at 1370 Broadway, New York, N.Y. 10018 ("Factor"), pursuant to the factoring agreement dated January 29, 1993 (Rocky Mount Undergarment Co., Inc.) and December 3, 1991 (Marion Rohr, Corp.), between the Client and Factor ("Factoring Agreement").

        Assignee understands and acknowledges that: (a) the amount of funds, if any, that may be payble at any time pursuant to the Factoring Agreement is uncertain; and (b) Client's account with Factor is subject to the rights of the Factor to make various adjustments and charges, including without limitation the Factor's rights to charge Client's account for any indebtedness of the Client for purchases from any company whose accounts are also assigned to Factor, any disputed accounts and other items and sums, and the right to retain any monies which may otherwise be due Client until such time as all of the Client's obligations to Factor have been indefeasibly paid in full. Any credit balance shown on any statement of account is provisional only and is subject to such charges.

        Client hereby authorizes and directs Factor to pay to Assignee, and Factor agrees to pay to Assignee, such sums as the Factor in its sole discretion determines to be payable to the Client from time to time pursuant to the Factoring Agreement Factor is hereby authorized to recognize Assignee's claim to monies hereunder without investigating the reason for any action taken by Assignee or the validity or the amount of the obligations of Client to Assignee.

        Assignee warrants and represents to Factor that the aforementioned assignment, transfer and security interest granted to it by Client has been or shall be validly perfected in all respects pursuant to the Uniform Commercial Code or other applicable law, and Assignee alone is entitled to receive all amounts otherwise available to the Client, pursuant to the Factoring Agreement. Assignee, therefore, hereby agrees to indemnity and to hold Factor harmless from any and all liability or expense which arises out of any claims that may be asserted by others by reason of Assignee's acceptance of this assignment and the making of remittances as herein provided hereunder.

        This Agreement cannot be amended or terminated without the prior written consent of the Factor, the Client and the Assignee. Until this Agreement is terminated pursuant to the preceding paragraph, the Client agrees that it will not borrow from or obtain any loan, secured or unsecured, from the Factor, nor take any advance or anticipated payment against any monies due under the Factoring Agreement, or have the Factor guaranty any amount due or to become due from the Client to any third party, or have the Factor open any Letters of Credit on behalf of the Client. The Factor agrees to the provisions of this paragraph. The validity, interpretation and enforcement of this Agreement shall be governed by the laws of New York State. This Agreement shall bind and benefit the parties and their respective successors and assigns.

        IN WITNESS WHEREOF, the parties have executed and delivered this Agreement this 31st day of March, 1995.

                                         ROCKY MOUNT UNDERGARMENT CO., INC.

                                         By: /s/ JOSEPH PASCAL
                                             ----------------------------------
                                             Joseph Pascal, President

ACCEPTED AND AGREED

FINOVA CAPITAL CORPORATION               MARION ROHR CORP.


By: /s/ JOSEPH DEHLER                        /s/ JOSEPH PASCAL
- ----------------------------------           ----------------------------------
  Joseph Dehler, Vice President                Joseph Pascal, President


ROSENTHAL & ROSENTHAL, INC.


By:
  ---------------------------------
              , Vice President

                                   Exhibit 5

                           FINOVA CAPITAL CORPORATION
                              111 West 40th Street
                            New York, New York 10018





                                                     March 31, 1995
To:  Rosenthal & Rosenthal Inc.
     1370 Broadway
     New York, NY 10018


  Re:  Rocky Mount Undergarment Co., Inc. and Marion Rohr Corp.
       (FACTORED CLIENT, herein "the Company")

Gentlemen:

1. To induce you to terminate your factoring arrangements with the above named Company as of March 31, 1995 (herein the "termination date"), and to limit your security interest in the accounts receivable of the Company, all as more fully set forth hereinafter, and in consideration of your doing the following as of said termination date:

Transferring to us weekly any matured balance standing to the credit of the
Company on your books, and we agree to pay to you the      balance of the
Company on your books which you estimate is approximately $1,657,500 and on demand thereafter.

     a. all amounts relating to accounts receivable factored by you on or prior to the termination date, and all amounts of interest, fees, expenses and any additions arising out of clerical errors and omissions, which you are or may hereafter be entitled to charge to the Company in accordance with your factoring contract with the Company;

     b. all amounts paid by you after the termination date pursuant to the guarantees, letters of credit and drafts, none of which may be amended in any way without our prior written consent in each instance, listed on the attached Schedule [none] (if none, so state); and

     c. all amounts owing by the Company to you as of the termination date by reason of the Company's purchases of goods or services from any concern for whom you act as factor, as invoices therefore become due (herein "ledger debt").

Subject to the following provisions, your demands for any of the aforesaid amounts shall be conclusive upon us.

2.   Our obligations under this letter do not extend to:

     a. any accounts receivable approved by you as to credit which remain unpaid solely because of the financial inability of the customer to pay at maturity; or

     b. spurious accounts receivable which did not in fact arise from the actual sale of merchandise or the rendering of services, provided, however, that if you notify us promptly of any losses attributable to your factoring of any such spurious accounts, we shall pay you the amount thereof up to the amount of any credit balance transferred by you to us, less any other payments made or to be made by us to you under this letter.

3. This agreement is entered into by us in reliance upon your representations that to your knowledge as of March 30, 1995; (a) outstanding accounts receivable total approximately $1,162,500; (b) of these accounts, approximately $55,000 are with full recourse to the Company; (c) of these accounts approximately $0 represent known bill and hold sales and known consignment, sale on approval, or sale or return transactions; and (d) outstanding ledger debt does not exceed approximately $4,500. In addition, you have further represented to us that to your knowledge (other than for discounts permitted by the payment terms of the accounts receivable) all disputes, claims, defenses, offsets or counterclaims which exist with respect to the outstanding accounts receivable are routine in nature, do not in any one instance involve more than $6,000 and do not exceed $6,000 in aggregate, except as listed on the attached Schedule [none] (if none, so state).

4. You hereby release, as of the termination date, any and all security interests and liens which have heretofore been granted to you by the Company except as to accounts receivable factored by you on or prior to the termination date, any merchandise represented thereby (delivered or undelivered), and any proceeds thereof. Appropriate releases and termination statements are delivered herewith.

5. You agree to remit to us any amounts which the Company may be entitled to receive from you, from time to time, upon the adjustment of its account with you. If we so request, you agree to assign to us, without recourse, your rights in any accounts receivable for which we have made payment to you hereunder and any merchandise represented thereby, and you will supply us with appropriate supporting details thereof in your possession, including but not limited to copies of invoices, proofs of shipment and statements.

6. We agree to remit to you any collections that we may subsequently receive on any accounts receivable factored by you on or prior to the termination date; and you agree to remit to us any collections that you may subsequently receive on any other accounts receivable. Furthermore, you agree to remit to us any collections that you may subsequently receive on any accounts for which payment has been made by us to you. These obligations shall be irrevocable and shall survive the date set forth in Paragraph 8 below.

7. In the event that any payment which is the subject of remittance by one of us (the "Remitter") to the other (the "Recipient") pursuant to Paragraph 6 above is sought to be recovered by the payor or a representative thereof (including a trustee in bankruptcy or assignee for the benefit of creditors) on the grounds of preference, then the Remitter shall promptly so advise the Recipient in writng. Following the aforementioned written notice, the Recipient shall have the exclusive right and obligation, at its sole cost and expense, to contest, defend or settle such claim. The Recipient hereby indemnifies and holds the Remitter harmless from any loss or expense arising out of the assertion of such claim. This indemnification shall be irrevocable and survive the date set forth in paragraph 8 below.

8. Our liability hereunder shall embrace only claims in writing received by us on or prior to December 31, 1995. Your monthly account current shall constitute such claim provided that you shall furnish us with such additional information and supporting details as we may reasonably request with respect thereto.

If the above correctly sets forth our agreement, please sign the enclosed copy of this Letter below to so indicate.

                                             Very truly yours,

                                             FINOVA CAPITAL CORPORATION



                                             By: /s/ Joseph Dehler
                                                --------------------------------
                                                Joseph Dehler, Vice President

AGREED:

ROSENTHAL & ROSENTHAL, INC.


By:
   ------------------------

Title:
      ---------------------

To:   Finova Capital Corporation

In consideration of your executing and delivering to Rosenthal & Rosenthal (hereinafter referred to as "Old Factor"), the aforesaid Letter substantially in the form set forth above, or with such changes in form as may be required to make it acceptable to Old Factor, we hereby agree to indemnify you and save you harmless from any loss, claim or liability in connection therewith and to pay you on demand any amount you pay pursuant to the provisions of such Letter. Your obligation to make such payments shall be determined exclusively by you, notwithstanding any judgment we may express to the contrary, and all such payments shall be conclusive upon us insofar as you are concerned, but shall not prejudice our rights against Old Factor should we question the propriety of any demands made by it under the factoring contract or otherwise. Our signature hereon will further authorize Old Factor to transfer to you: any balance standing to our credit on its books, any assets of ours presently held by it and any payments to which you are entitled pursuant to the Letter.

                                        ROCKY MOUNT UNDERGARMENT CO., INC.


                                        By: /s/ Joseph Pascal
                                           ------------------------------


                                        Title: President
                                              ---------------------------



                                        MARION ROHR CORP.


                                        By: /s/ Joseph Pascal
                                           ------------------------------



                                        Title: President
                                              ---------------------------

                                   Exhibit 6

                           ROSENTHAL & ROSENTHAL INC.
                                    Factors


                 1370 BROADWAY      [LOGO]      NEW YORK, N.Y. 10018


                              TEL: (212) 356-1400
                              FAX: (212) 356-0900



                                             March 31, 1995


Richard T. Fountain, Jr., Esq.
Dill, Fountain, Hoyle & Pridgen
330 Sunset Avenue
Rocky Mount, NC 27802-1617

     Re: Deed of Trust, Assignment of Rents and Leases, Security
         Agreement and Fixture Filing, made as of February 28, 1994 executed by Rocky Mount Undergarment Co., Inc. to Richard T. Fountain, Jr., Trustee, and Rosenthal & Rosenthal, Inc., Beneficiary.

Dear Mr. Fountain:

     Reference is made to the above-referenced Deed of Trust, Security Agreement and Fixture Filing and the obligations secured by same, Please be advised that the obligations have been paid in full and satisfied, and you are hereby authorized and directed to file a Notice of Satisfaction with respect to the Deed of Trust, Security Agreement and Fixture Filing.

     In connection therewith, enclosed is the original Deed of Trust, Security Agreement and Fixture Filing, which has been signed and dated in the portion where "Satisfaction" is indicated.

     If you have any questions or further requirements, please contact the undersigned.

                                             Very truly yours,


                                             Rosenthal & Rosenthal Inc.

                                          BY:
                                             ------------------------------

                                   Exhibit 7

                               SECURITY AGREEMENT
                                  [Inventory]
FINOVA CAPITAL CORPORATION                                   March 31, 1995
111 W. 40th Street
New York, N.Y. 10018

Gentlemen:

        This letter, when accepted by you, will become a security agreement supplementing and forming part of the Security Agreement, [Accounts, Contract Rights, etc.] as dated March 31, 1995:

        1. We hereby grant a continuing Security interest in your favor upon all of our present and hereafter acquired Inventory, and the products and proceeds thereof. The term "Inventory" includes all our present raw materials, components, work in process, finished merchandise, and packing and shipping materials, wherever located; and all such chattels hereafter acquired by us by way of substitution, replacement, return, repossession or otherwise; and all additions and accessions thereto, and the resulting product or mass; and any documents of title representing any thereof. Your Security Interest shall attach to all of the foregoing without further act on your or our part. Upon your request, we will from time to time at our expense pledge and deliver such Inventory to you or to a third party as your bailee; or hold the same in trust for your account; or store the same in warehouse in your name; or deliver to you documents of title representing the same; or evidence your Security Interest in some other acceptable manner. The advances made and to be made hereunder are primarily to enable us to purchase raw materials and defray the cost of labor and similar manufacturing expenses which add to the value and marketability of the finished product manufactured, processed, or otherwise dealt in by us; and since such advances will be used for the foregoing purposes, your Security Interest shall be deemed to be a Purchase Money Security Interest.

        2. Your said Security Interest shall secure (a) any advances which you may make hereunder, and (b) any other indebtedness which we may from time to time owe to you, fixed or contingent, whether arising under the aforesaid Security Agreement or after the termination thereof, or otherwise arising or acquired by you, and (c) all interest, charges, commissions, expenses (including attorneys' frees and legal expenses) and other items chargeable against us by reason of any of the foregoing. The term "advances" means moneys paid to us or to others for our account, or obligations to third parties incurred by you at our request.

        3. We agree that the making of Inventory advances is always wholly discretionary on your part, and that you shall be the sole judge of the amount of such advances and of the total of such advances and of the total of such advances to be outstanding at any particular time. All such advances shall be repayable on demand, and shall bear interest at the same rate as specified in the aforesaid Security Agreement.

        4. We warrant, covenant, and agree that:

           (a) All Inventory is and shall remain free from all purchase-money or other liens or incumbrances except such as are held by you.

           (b) You shall have the right at all times to immediately possession of all Inventory and its products and proceeds, and to inspect the Inventory and our records pertaining thereto.

           (c) We shall insure and keep insured all Inventory for full value, with such coverage and in such companies as you may approve, at our expense, and the policies shall be duly endorsed in your favor and delivered to you.
If we default in this regard, you shall have the right to insure and charge the cost to us. You assume no risk or responsibility in connection with the payment or non-payment of losses, your only responsibility being to credit us with any insurance payments received on account of losses.

           (d) All excise, floor, sales and any other taxes that may be assessed upon or paid by you with respect to any of the Inventory shall be charged to and paid by us, and we agree to indemnify you against loss by reason of any such taxes. We will make due and timely payment or deposit of all Federal, State, and local taxes, assessments or contributions required of us by law, and will execute and deliver to you, on demand, appropriate Certificates attesting to the payment or deposit thereof.

           (e) None of the Inventory shall be removed or disposed of without your written consent, except to bona fide purchasers thereof in the ordinary course of our business and on orders approved by in writing. All our sales shall be promptly reported to you, and the accounts or other proceeds thereof shall be subject to your security interest in accordance with the aforesaid Security Agreement.

           (f) You shall not be liable or responsible in any way for the safekeeping of any of the Inventory, or for any loss or damage thereto or for any diminution in the value thereof, or for any act or default of warehousemen or of any carrier, forwarding agency, or other person whomsoever, or for the collection of any proceeds, but the same shall be at our sole risk at all times.

           (g) You shall have the right (but shall not be obliged) to pay and to charge as an advance to us hereunder any dyeing, finishing, processing, or warehousing charges, landlord's bills, or other claims against, or liens upon the Inventory.

       5. Our default in the payment or performance of any obligation or undertaking on our part hereunder, or the happening of any event specified as an event of default in the aforesaid Security Agreement, shall be an event of default hereunder. Upon the happening of such or any other event of default, you shall have, in addition to all rights and remedies of a Secured Party under the Uniform Commercial Code or other applicable stature or rule, the following rights and remedies:

           (a) You may peaceably by your own means or with judicial assistance enter our or any other premises and take possession of the Inventory, and remove or dispose of it on our premises, and we will not assist or interfere with such action.

           (b) You may require us to assemble all or any part of the Inventory and make it available to you at any place designated by you and reasonably convenient to both parties.

           (c) We agree that a notice sent to us at least 5 days before the date of any intended public sale or the date after which any private sale or other intended disposition of the Inventory is to be made, shall be deemed to be reasonable notice of such sale or other disposition. All notice is waived if the Inventory is perishable or threatens to deceline speedily in value or is of a type customarily sold on a recognized market.

           (d) In the event of any such public or private sale or other disposition, we will pay to you on demand any deficiency remaining after crediting the net proceeds of sale, less all expenses of taking, handling, and sale, including reasonable counsel fee. All rights of redemption are waived. You shall account to us for any surplus.

       6. Until we shall notify you in writing to the contrary, you shall be justified in assuming that our Inventory is and will continue to be principally kept at our address specified below.

                                Very truly yours,

                                Rocky Mount Undergarment Co., Inc.
                                ----------------------------------
                                       (Name of Debtor)

                                ----------------------------------
                                       (Signature)

                                Joseph Pascal
                                -------------
                                      (Typed or printed name of signatory)

                                President
                                ---------
                                      (Typed or printed name of signatory)

                                -----------------------------------
                                        (Title of signatory)

                                -----------------------------------
                                         (Address of Debtor)

                                -----------------------------------

Accepted at New York, N.Y.:
FINOVA CAPITAL CORPORATION
- -----------------------------------
  (Name of Secured Party)

by X
    -------------------------------
       (signature)

- -----------------------------------
(typed or printed name of signatory)

                               SECURITY AGREEMENT
                                  (Equipment)

Rocky Mount Undergarment Co., Inc.  350 Fifth Avenue  New York, NY 10118
........................................................................
(herein called "Debtor")
                                      and
FINOVA Capital Corporation  111 West 40th Street  New York, NY  10018
........................................................................
(herein called "Secured Party") hereby agree as follows:

    1. Debtor grants to Secured Party a security interest in the following Equipment (herein called "Collateral"):

       A. All of Debtor's present machinery, equipment, furniture, tools, dies, jigs, and attachments (including, but not limited to, the items listed and described on the Schedule of Equipment annexed); and

       B. All of Debtor's additional Equipment, of like or unlike nature, to be acquired hereafter pursuant to this Security Agreement or otherwise, and all replacements, accessions, and improvements to any of the foregoing.

    2. Said security interest shall secure (1) the payment of Debtor's indebtedness under a certain Factory Agreement dated March 31, 1995 between the Secured Party and the Debtor; (2) all other existing debts and liabilities of Debtor to Secured Party; (3) all future advances made by Secured Party to or for the account of Debtor, including advances for insurance, repairs to and maintenance of the Collateral, taxes, and discharge of any other lien, security interest or encumbrance; (4) all other indebtedness, however created, arising, or acquired by Secured Party, which Debtor may now or hereafter owe to Secured Party; and (5) all costs and expenses incurred in the collection of any of the foregoing, including reasonable attorneys' fees.

    3. Until default hereunder, Debtor shall be entitled to possession of the Collateral, which shall be kept only at

...............................................................................
    (Street)         (City)                  (County)                 (State)

and the following additional addresses (if any)   See attached Schedule A
                                               ................................

...............................................................................

    4. Debtor warrants, covenants and agrees that: (1) Debtor is the sole owner of the Collateral free from any lien, security interest or encumbrance, has the right to grant Secured Party a security interes therein, and will defend the Collateral against the claims and demands of all persons; (2) Debtor shall not sell, lease, encumber, remove, conceal or grant or permit any further security interest in the Collateral, nor part with possession of any thereof, nor permit the same to be used for hire not in violation of any law or ordinance; (3) Debtor shall maintain the Collateral in good condition and repair at Debtor's sole expense; (4) Debtor will pay all taxes levied on the Collateral, and will make due and timely payment or deposit of all Federal, State, and local taxes, assessments or contributions required by law and will execute and deliver to Secured Party, on demand, appropriate Certificates attesting to the payment or deposit thereof; (5) No financing statement covering the Collateral, or any part thereof, is on file in any public office, and Debtor's present or hereafter-acquired Collateral is and shall not be or become subject to any purchase-money or other lien or security interest except in favor of Secured Party; (6) Debtor shall procure and maintain insurance on the Collateral for the full term of this security agreement, against the risks of fire, theft and such other risks as Secured Party may require

(including the risk of collision in case any part of the Collateral is a motor vehicle) by insurers satisfactory to Secured Party, and shall deliver to Secured Party a fully paid policy or policies of insurance properly endorsed in favor of Secured Party; (7) Debtor will permit Secured Party to inspect the Collateral at any time; (8) Loss, theft, damage, destruction or seizure of the Collateral shall not relieve the Debtor from the payment of any indebtedness secured hereby; (9) The Collateral is not now and will not hereafter be so affixed to realty as to become a part thereof or a fixture; (10) The execution and delivery hereof, if Debtor is a corporation, has been duly authorized by all necessary action of Debtor's directors and shareholders;
(11) Secured Party is authorized to execute and file, at Debtor's cost, such financing statements and other instruments or documents as may be necessary to perfect and protect Secured Party's security interest; and (12) In case of Debtor's default in performing any warranty, covenant, or undertaking hereunder, Secured Party may (but shall not be obliged to) procure the performance thereof and add the cost thereof, with interest, to the indebtedness secured hereby.

    5. The occurrence of any of the following events or conditions shall, at the option of Secured Party and without notice or demand, constitute an event of default hereunder: (1) Defaults in the due payment of any indebtedness secured hereby; or (2) Failure of Debtor to perform any covenant or undertaking on Debtor's part herein; or (3) Breach of any warranty or falsity of any representation made by Debtor to Secured Party; or (4) Attachment or seizure of or levy upon the Collateral; or (5) Institution of any proceeding by or against Debtor or Debtor's business under any bankruptcy or insolvency statute, or Debtor's assignment for benefit of creditors, or the appointment of a receiver for Debtor or the Collateral, or the filing of a tax lien notice against Debtor by any taxing authority; or (6) Reasonable insecurity of Secured Party; or (7) Loss, theft, substantial damage, destruction, sale, encumbrances, concealment, removal, or forfeiture of the Collateral or any material portion thereof.

    6. Upon the occurrence of any event of default, Secured Party may declare all Debtor's indebtedness secured hereby immediately due and payable, and thereupon Secured Party shall have the right to take possession of the Collateral and shall have all other rights and remedies of a Secured Party under the Uniform Commercial Code. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party shall give Debtor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or other intended disposition thereof is to be made. Debtor agrees that the requirements of reasonable notice shall be met if notice is mailed to Debtor at the address of Debtor shown below not less than five (5) days prior to the sale or other disposition. Expenses of retaking, holding, preparing for sale, selling, or the like shall include Secured Party's reasonable attorneys' fees and legal expenses. Secured Party may require Debtor to assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties. Secured Party is authorized to maintain, sell, or dispose of the Collateral on the premises of the Debtor. Secured Party's rights and remedies shall be cumulative and not alternative.

    7. This Security Agreement shall be construed and enforced according to the laws of the State of New York. Waiver of any default shall not constitute waiver of any subsequent or other default. All rights of Secured Party shall inure to the benefit of its successors and assigns, and all obligations of Debtor shall bind his or its heirs, executors, personal representatives, successors and assigns.

Dated: March 31, 1995         Debtor: Rocky Mount Undergarment Co., Inc.
      ----------------                ---------------------------------------
                                by X  Joseph Pascal
                                    -----------------------------------------
                                                 signature

                                              Joseph Pascal
                                    -----------------------------------------
                                      typed or printed name of Signatory

                                                President
                                    -----------------------------------------
                                           Title of Signatory

          Debtor's Mailing Address: 350 Fifth Avenue
                                    -----------------------------------------
                                    New York, NY 10118
                                    -----------------------------------------

                     Secured Party: FINOVA Capital Corporation
                                    -----------------------------------------
                               by X  Joseph Behler
                                    -----------------------------------------
                                                signature

                                            Joseph Behler
                                    ------------------------------------------
                                       typed or printed name of Signatory

                                               Vice President
                                    ------------------------------------------
                                            Title of Signatory

  Secured Party's Mailing Address:  111 West 40th Street
                                    ------------------------------------------
                                    New York, NY 10018
                                    ------------------------------------------

                                   Exhibit 8

                                                     Date: February 26, 1992
ROSENTHAL & ROSENTHAL, INC.
1451 BROADWAY
NEW YORK, NY 10036

In consideration of and in order to induce you to extend credit and other financial accommodations to ROCKY MOUNT UNDERGARMENT CO., INC. (jointly and severally, the "Obligor"), the undersigned hereby grants to you a security interest in, a right of set-off with respect to, and pledges and delivers to you, the sum of $100,000.00 (The "Subject Collateral") as security for all liabilities and obligations of the Obligor to you whether now existing or hereafter incurred, direct or indirect absolute or contingent.

You shall have the right at any time and from time to time, in your sole and conclusive discretion, to apply all or any part of the Subject Collateral to the obligations of the Obligor, whether or not any of the foregoing shall then be due. The Subject Collateral need not be held by you in any specific account or in any specific manner, and may be commingled by you with your own property. *You shall not be required to pay any interest or other fee to the Undersigned on the Subject Collateral, and, subject to any requirement of law that any part thereof may be required to be returned or paid over to any other party, you shall be obligated to return to the undersigned any portion thereof only upon the discharge in full of the Obligations and the Liabilities, and the termination of any obligation you may have to extend any financial accommodations to the Obligor; provided that if, at the time you would otherwise be required to return all or any part of the Subject Collateral, you are aware of a claim which may be asserted against you for return of any payment previously received by you with respect to the obligations of the Obligor, including your receipt of collateral or realization of any proceeds thereof then notwithstanding that the Obligations or the Liabilities may have been paid in full, you may retain the Subject Collateral to the extent of such claim. The undersigned shall have no right of subrogation.

* Except as set forth below,

The Undersigned irrevocably waives any defense to its obligations hereunder, arising on account of your actions with respect to the Obligor or its obligations, or any other circumstance which might constitute a legal or equitable discharge of the obligations of the Undersigned hereunder, and without limitation upon the foregoing, the Undersigned consents and agrees that at any time and from time to time you may, without affecting in any way the obligations of the undersigned hereunder or your rights hereunder:

     (i) without the consent of or notice to the undersigned, extend, release or modify in any way, or exercise or fail to exercise any rights with respect to, any of the obligations of the Obligor, any security therefore, or any guaranty or suretyship arrangement in your favor with respect thereto; and

     (ii) settle or compromise any of the obligations of the Obligor or any security therefor or any rights under any guaranty or suretyship arrangement with respect thereto.

No validity or uneforceability of any of the obligations of Obligor or any collateral therefor or third-party liability with respect thereto, shall affect or be a defense to the obligations of the undersigned hereunder.

This agreement shall be governed and construed in accordance with the laws of the State of New York, is binding upon the undersigned, and its executors, administrators, successors and assigns, and shall inure to your benefit and the benefit of your successors and assigns. This agreement may not be changed or terminated except by a writing signed and subscribed by you. The undersigned, if more than one, shall be jointly and severally liable hereunder, and the term "undersigned" shall mean any one or more of them, if more than one.

You shall credit my account monthly with       Very truly yours,
interest at a rate equal to 2% below the
Chase Manhattan Bank, N.A. prime rate          ________________________________
then in effect from time to time on any        EDWARD BLODNICK
"Subject Collateral"
                                               ________________________________
                                               SS# ###-##-####
                                               ________________________________

                            SECURED PROMISSORY NOTE

                                    (Demand)
     $600,000                                              New York, New York
                                                           April 27, 1995


          FOR VALUE RECEIVED, the undersigned, Borrower, Rocky Mount Undergarment Co., Inc., a Delaware corporation ("Borrower"), promises to pay to the order of FINOVA Capital Corporation ("FINOVA"), at its offices at 111 West 40th Street, New York, New York 10018, or at such other place as FINOVA may from time to time appoint, in lawful monies of the United States, the principal sum of SIX HUNDRED THOUSAND ($600,000) DOLLARS in lawful money of the United State of America together with interest from the date hereof at the rate of prime plus one and one-half (1.5%) percent per annum calculated on the basis of a 360-day year for the actual number of days elapsed as follows:

          (a) commencing on the last day of May, 1995 and continuing on the last day of each month thereafter, payment of all interest thereon then due and owing pursuant to this Note;

          (b) on December 31, 1995, the entire balance of principal and interest thereon shall become immediately due and payable; or

          (c) upon FINOVA's written demand to Borrower, all principal and interest thereon shall immediately become due and payable.

          Prepayments of the amount due hereunder, in whole or in part, shall be permitted without payment of premium. Prepayments shall be applied to installments becoming due in the inverse order of their maturity.

          As used herein, the words "prime" or "rate of prime" shall be deemed to mean the prime commercial rate charged by Citibank, N.A. in effect on the date hereof (whether or not such rate is the lowest rate available at such bank) and as the same may be adjusted upwards or downwards from time to time, on the first day of the month following the month in which the Citibank, N.A. prime rate shall have been increased or decreased, as the case may be, to the date of payment in full of the principal and interest due under this Note.

          The indebtedness evidenced by this Note together with all other liabilities of the undersigned is secured by (i) Borrower's receivable, general intangibles, inventory and equipment, whether presently existing or hereafter created, together with the proceeds and products thereof, pursuant to the Factoring Agreement and Security Agreements (Inventory) and (Equipment) each duly executed and delivered by and between Borrower and FINOVA dated March 31, 1995 (collectively, the "Security Agreement"); and
     (ii) that certain Deed of Trust dated April 27, 1995 in the principal sum of $600,000 given by Borrower to James R. Bryant III, as trustee, for the use and benefit of FINOVA, covering the fee estate of Borrower in those premises more fully described on the annexed Schedule A (the "Deed of Trust").

          Upon the occurence of any of the following events, the principal balance of this Note together with accrued interest shall become due and payable immediately upon: default in the payment when due of any installment of the principal or of interest on this Note, which default continues for more than fifteen (15) days; the filing by or against Borrower of a petition under any bankruptcy law; and general assignment for the benefit of creditors of Borrower; any other default under the Security Agreement, the Deed of Trust or any of the other agreements entered into by and between Borrower and FINOVA and any other obligations on the part of the Borrower (the "Other Documents"); or if this Note is not paid in full on demand. After default, interest on the unpaid balance of this Note shall accrue and be payable at the maximum legal contract rate permitted by law. In the event of any default, Borrower will pay the reasonable costs and expenses of enforcement and collection of this Note including reasonable attorneys' fees incurred by FINOVA in collecting or enforcing this Note.

          This Note is transferrable by any holder by endorsement or assignment in writing. Any holder of this Note may negotiate, assign and transfer this Note.

          No delay or failure on the part of FINOVA to exercise any power or right shall operate as a waiver thereof, and such rights and powers shall be deemed continuous, nor shall a partial exercise preclude full exercise thereof, and no right or remedy of FINOVA shall be deemed abridged or modified by any course of conduct, and no waiver thereof shall be predicated thereon, nor shall failure to exercise any such power or right subject FINOVA to any liability.

          Borrower and any endoser or guarantor of this Note hereby severally waive presentment for payment, demand for payment, notice of dishonor, protest and notice of protest of this Note and waives trial by jury in any action arising on, out of or by reason of this Note. Borrower agrees to perform and comply with each of the terms, covenants and provision contained in this Note, the Security Agreement, the Deed of Trust and the Other Documents. No release of any security for the principal sum due under this Note, or extension of time for payment of this Note, or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Security Agreement, the Deed of Trust or the Other Documents made by agreement between Borrower and FINOVA or any other person or party shall release, discharge, modify, change or affect the liability of Borrower under this Note, the Security Agreement, the Deed of Trust or the Other Documents.

          This Note is subject to the express condition that at no time shall Borrower be obligated or required to pay interest at a rate which could subject FINOVA to either civil or criminal liability as a result of being in excess of the maximum rate which Borrower is permitted by law to contract or agree to pay. If by the terms of this Note, Borrower is at any time required or obligated to pay interest at a rate in excess of such maximum rate, the rate of interest under this Note shall be deemed to be immediately reduced to such maximum rate and interest payable hereunder shall be computed at such maximum rate and the portion of all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the principal balance due under this Note.

          If Borrower consists of more than one person or party, the obligations and liabilities of each such person or party hereunder shall be joint and several.

          This Note is secured by the Deed of Trust, the Security Agreement and the Other Documents.

          Borrower (and the undersigned representative of Borrower, if any) represents that Borrower has full power, authority and legal right to execute and deliver this Note and that the debt hereunder constitutes a valid and binding obligation of the Borrower.

          This Note may not be changed or terminated orally. This Note is made and delivered in the State of New York and shall be construed in accordance with and governed by the laws of said state.

      IN WITNESS WHEREOF, the undersigned has executed this Note on the date first above written.



                                          ROCKY MOUNT UNDERGARMENT CO., INC


                                          By: /s/ Joseph Pascal
                                              ------------------------------
                                              Joseph Pascal, President

   ATTEST:


  _________________________
          , Secretary



  STATE OF    )
                  SS.:
  COUNTY OF   )


          On the              day of April, 1995, before me personally came
  Joseph Pascal, to me known, who, being by me duly sworn, did depose and say
  that he resides at No.                    , that he is the President of
  Borrower, the corporation described in and which executed the foregoing instruments and that he signed his name thereto by order of the board of directors of said corporation.



                                            ----------------------------------
                                                        Notary Public

                                  ENDORSEMENT


          FOR VALUE RECEIVED, the undersigned unconditionally endorses the within Note and waives presentation and demand for payment, protest and notice of protest, nonpayment or dishonor and notice of the sale of any collateral security and consents without notice to any extension of time for payment of the within Note, the release and exchange of any collateral security and the making of compromises, releases and settlements in connection therewith, all without releasing the liability of the undersigned hereunder.

     Dated: New York, New York



                                            ROCKY MOUNT UNDERGARMENT CO., INC



                                            By: /s/ Joseph Pascal
                                                ------------------------------
                                                Joseph Pascal, President

  THIS INSTRUMENT PREPARED BY,
  RECORDING REQUESTED BY AND
  WHEN RECORDED, MAIL TO:

  James R. Bryant, III
  Womble Carlyle Sandridge & Rice, PLLC
  3300 One First Union Center
  301 South College Street
  Charlotte, NC 28202-6025


  NORTH CAROLINA                      DEED OF TRUST, SECURITY AGREEMENT AND
  NASH COUNTY                         ASSIGNMENT OF RENTS (COLLATERAL IS OR
                                      INCLUDES FIXTURES)


  GRANTOR                             Rocky Mount Undergarment Co., Inc.

        Mailing Address:              350 Fifth Avenue
                                      New York, NY 10118


  TRUSTEE:                            James R. Bryant, III

        Mailing Address:              Womble Carlyle Sandridge & Rice, PLLC
                                      3300 One First Union Center
                                      301 South College Street
                                      Charlotte, NC 28202-6025

  BENEFICIARY:                        FINOVA Capital Corporation

       Mailing  Address:              111 West 40th Street
                                      New York, NY 10018


          THIS DEED OF TRUST, SECURITY AGREEMENT AND ASSIGNMENT OF RENTS (the "Deed of Trust") is made as of April 27, 1995, between Grantor, Trustee and Beneficiary.

          IN CONSIDERATION OF TEN DOLLARS ($10.00) paid by Trustee to Grantor, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor irrevocably grants, bargains, sells, transfers, conveys and assigns to Trustee, in trust, with power of sale, for the benefit and security of Beneficiary under and subject to the terms and conditions set forth in this Deed of Trust, all rights, titles, interests, estates, powers and privileges that Grantor now has or may hereafter acquire in or to the following property and property interests (collectively, the "Trust Estate"):

          THAT CERTAIN REAL PROPERTY located in Nash County, North Carolina, more particularly described on attached Exhibit A and referred to in this Deed of Trust as the "Property", together with all easements, rights of way and other appurtenances ("Appurtenances"), all buildings and improvements which are now or at any time constructed or placed on, or attached to, the Property ("Improvements"), together with all furniture ("Furniture"), and all machinery, equipment and fixtures ("Fixtures") which qualify under applicable law as realty (the Property, Appurtenances, Improvements, and Fixtures are collectively referred to as the "Premises"):

          TOGETHER with all rights, privileges, entitlements, rents, issues and prefits arising from the Premises, and all insurance policies and proceeds insuring the Premises, all which are hereby assigned as additional and further security; and

          TOGETHER with any and all Condemnation Proceeds (as defined in this Deed of Trust), including interest, and the right to receive such Condemnation Proceeds.

          TO HAVE AND TO HOLD the Trust Estate to Trustee, his or her heirs, executors, successors and assigns, in fee simple absolute, subject only to those exceptions disclosed on the loan policy of title insurance described on attached Exhibit B, forever upon the trusts, terms and conditions and for the uses, set forth in this Deed of Trust.

          IN TRUST, nevertheless upon the agreement that if Grantor shall pay the Note (as defined below), in accordance with its terms, together with accrued interest, and any renewals or extensions in whole or in part, and and all other sums accrued by this Deed of Trust and shall comply with all of the covenants, terms and conditions of the Note and this Deed of Trust, then this conveyance shall be null and void and may be cancelled of record at the request and at the expense of Grantor.

          IN ORDER TO EVIDENCE THE SECURITY GRANTED BY THIS DEED OF TRUST GRANTOR MAKES THE AGREEMENTS AND COVENANTS SET OUT BELOW.

          1. Obligations Secured By This Deed Of Trust.

          (a) Payment of the principal amount of Six Hundred Thousand Dollars ($600,000.00), with any accrued interest and all other sums due or to become due, according to the terms of a Secured Promissory Note dated April 27, 1995 ("Note") made by Grantor, payable to Beneficiary, or order, and all modifications, extensions, replacements or renewals.

          (b) Payment, performance and discharge of each and every obligation, covenant and agreement of Grantor contained in Factoring Agreement dated March 31, 1995 ("Factoring Agreement").

          (c) Payment of such additional amounts with interest (i) as may be borrowed from Beneficiary by Grantor and evidenced by a promissory note which recites that such promissory note is secured by this Deed of Trust; or (ii) as may be paid out or advanced by Beneficiary, or as may otherwise be due to Trustee or Beneficiary, under any provision of this Deed of Trust, and all modifications, extension, replacements or renewals.

          (d) Payment, performance and discharge of each and and every obligation, covenant and agreement of Grantor contained in this Deed of Trust and in any assignment of rents and leases, security agreement and any and all other documents and instruments executed by Grantor for the purpose of futher securing any indebtedness secured by this Deed of Trust, or any future advances or laons of any sums made by Beneficiary to Grantor in the future, or for the purpose of supplementing or amending this Deed of Trust or any instrument secured by this Deed of Trust.

          (e) This Deed of Trust, the Note, the Factoring Agreement and any other promissory note, deed of trust, mortgage, security agreement, assignment, guaranty or other instrument given to evidence or futher secure the payment or performance of any obligations secured by this Deed of Trust, are collectively referred to in this Deed of Trust as the "Loan Documents."

        2. Payment of Secured Obligations. Grantor shall pay when due all amounts due to Beneficiary as provided in the Loan Documents, and interest on any amount advanced in the future and secured by this Deed of Trust, and all other amounts secured by this Deed of Trust, without notice, demand, counterclaim, setoff, deduction or defense and without abatement, suspension, deferment, diminution or reduction of any kind, and Grantor waives all rights now or thereafter conferred by statute or otherwise to any abatement, suspension, deferment, diminution or reduction of any sum secured by this Deed of Trust and payable by Grantor.

          3. Maintenance, Repair and Alterations. Grantor (i) shall maintain, keep and preserve the Trust Estate in a good and safe condition and repair;
     (ii) shall not remove, demolish or substantially alter any of the Improvements, in whole or in part, without the prior written consent of Beneficiary; (iii) shall comply with all applicable federal state, municipal or governmental laws, regulations, codes, orders, ordinances, rules and statutes, and all covenants, conditions and restrictions now or hereafter affecting the Trust Estate or any part; (iv) shall not commit or permit any waste or deterioration of the Trust Estate; (v) will not take, or fail to take, any action, which if taken or not so taken, would increase in any way the risk of fire or other hazard to or affecting the Premises;
     (vi) shall not initiate, join in or consent to any change in any zoning ordinance, general plan, specific plan, private restrictive covenant or other public or private restriction limiting the uses which may be made of the Premises by Grantor; (vii) shall not file a declaration of condominium affecting any portion of the Property or take any other steps to convert any portion of the Property to the jurisdiction of any applicable condominium act or any successor statute; and (viii) except as otherwise prohibited or restricted by the Loan Documents, or any of them, shall do any and all other acts which may be reasonably necessary to protect and preserve the value of the Trust Estate and the rights of Trustee and Beneficiary. Grantor hereby agrees that Beneficiary may conduct from time to time, through representatives of its choice, such on-site inspections and observations of the Trust Estate as Beneficiary deems to be necessary or appropriate in order to monitor Grantor's compliance with the provisions of this Deed of Trust, including, without limitation, environmental hazard inspections, tests and studies of the Trust Estate.

          4 Insurance. Grantor shall at all times provide, maintain and keep in full force and effect, at no expense to Trustee or Beneficiary, policies of insurance in form and substance satisfactory to Beneficiary, issued by insurance companies satisfactory to Beneficiary, and covering such casualties, risks, perils and liabilities as Beneficiary may reasonably require. Without limiting the generality of the foregoing, Grantor shall provide, maintain and keep in force, at no expense to Trustee or Beneficiary, the types of insurance coverage listed on attached Exhibit C ("Insurance Policies"). All Insurance Policies required by the terms of this Deed of Trust shall include a "lender's loss payable endorsement" naming Beneficiary, its successors and assigns, as additional insured and as loss payee, in form satisfactory to Beneficiary and shall contain both an endorsement or agreement by the insurer that any loss shall be payable in accordance with the terms of such policy notwithstanding any act or negligence of Grantor which might otherwise result in forfeiture of such insurance and the further agreement of the insurer waiving all rights of setoff, counterclaim and deduction against Grantor. All Insurance Policies shall contain a provision that such policies will not be cancelled, allowed to lapse without renewal, surrendered or materially amended to reduce the scope or limits of coverage without at least thirty (30) days' prior written notice to each "named insured" including Grantor. Grantor shall furnish Beneficiary with an original of all Insurance Policies required under this paragraph setting forth such information as is required to indicate that such policy complies with the requirements of this paragraph. At least (30) days prior to the expiration of each required policy, Grantor shall deliver to Beneficiary evidence satisfactory to Beneficiary of the payment and the renewal or replacement of such policy. If Grantor fails to provide, maintain, keep in force or deliver to Beneficiary the Insurance Policies, Beneficiary may (but shall have no obligation to) procure such insurance, or single interest insurance for such risks covering Beneficiary's interests, and Grantor will pay all premiums promptly upon demand by Beneficary, and until such payment is made by Grantor, the amount of all such premiums, together with interest at the Default Rate, shall be secured by this Deed of Trust.

          5. Casualties. Grantor shall give prompt written notice to Beneficiary after the occurrence of any casulaty to or in connection with the Trust Estate. In the event of such casualty, all proceeds of insurance shall be payable to Beneficiary. If Grantor receives any proceeds of insurance resulting from such casualty, Grantor shall promptly pay over such proceeds to Beneficiary. Beneficiary is hereby appointed by Grantor as Grantor's attorney-in-fact, to make proof of loss, to appear in and prosecute any action arising from any policy or policies of insurance, and to settle, adjust, or compromise any claim for loss, damage or destruction under any policy or policies of insurance. Grantor shall not settle, adjust or compromise any claim for loss, damage or destruction of the Trust Estate under any policy or policies of insurance without the prior written consent of Beneficiary. In the event of any damage to or destruction of the Premises, Beneficiary shall have the right to collect all insurance proceeds as set forth above and apply all or any part of the insurance proceeds to any or all sums to be paid and obligations to be performed arising under the Loan Documents, or to the restoration and repair of the Trust Estate, as Beneficiary in its reasonable discretion shall determine and direct. In the event Beneficiary elects to restore and repair the Premises and the insurance proceeds are insufficient to restore and repair such damage to or destruction of the Premises, Grantor shall pay to Beneficiary, on demand, an amount equal to the difference between the cost of restoration and repair of the Premises and the amount of the insurance proceeds. In the event Beneficiary elects to apply the insurance proceeds to the obligations arising under the Loan Documents and such proceeds are not sufficient to pay the total amounts to be paid and obligations to be performed, Grantor shall pay to Beneficiary, on demand, an amount equal to the difference between the amounts due Beneficiary under the Loan Documents and the amount of the insurance proceeds. The application or release by Beneficiary of any insurance proceeds shall not cure or waive any default or notice of default under this Deed of Trust or invalidate any act done pursuant to such notice. Grantor waives any and all rights, if any, to claim or recover against Beneficiary, its officers, employees, agents and representatives, for loss of or damage to Grantor, the Trust Estate, Grantor's property or the property of others under Grantor's control from any cause whatsoever.

          6. Taxes and lmpositions and Impounds. Grantor shall pay prior to delinquency all real property taxes and assessments levied or charged by any governmental authority and all other taxes, assessments, levies and charges of any kind or nature whatsoever, whether levied by any governmental authority or not, whether presently existing or created after the date of this Deed of Trust, which create or appear to create a lien upon the Trust Estate, or upon any personal property, equipment or other facilities used in the operation or maintenance of the Trust Estate, or which relate in any way to the indebtedness secured by this Deed of Trust (all of such obligations are referred to in this Deed of Trust, collectively, as "Impositions"). Upon Beneficiary's request, Grantor shall pay monthly to Beneficiary an amount equal to one-twelfth (1/12th) of the estimated annual cost of Impositions together with an amount equal to one-twelfth (1/12th) of the estimated premiums for the Insurance Policies; such impounded funds shall be released to Grantor for payment of taxes, assessments and insurance premiums, or directly applied by Beneficiary for payment of such amounts, at Beneficiary's option. No trust shall be established by such impounded funds and any such impounded funds may be commingled with other funds of Beneficiary, and, in the sole discretion of Beneficiary, invested by Beneficiary for its account, without obligation to pay the income or interest earned on such impounded funds to Grantor. Grantor shall furnish to Beneficiary prior to the date upon which any Imposition is delinquent official receipts of the appropriate taxing authority evidencing the payment of such Imposition.

          7. Litigation and Indemnification. Grantor shall give prompt written notice to Beneficiary and Trustee of, and shall appear in and defend, any action or proceeding purporting to affect the security of this Deed of Trust, the other Loan Documents, any additional or other security for the obligations secured by this Deed of Trust, the interest of the Beneficiary, or the rights, powers or duties of Beneficiary or Trustee under this Deed of Trust. Grantor shall pay all costs, fees and expenses, including costs of evidence of title and trustees' fees and reasonable attorneys' fees, paid or incurred in any action or proceeding in which Beneficiary and/or Trustee may appear or be made a party, whether or not pursued to final judgment. If Beneficiary and/or Trustee elect to become a party to such action or proceeding, or are made a party to such action or to any other action or proceeding, of whatever kind or nature, concerning this Deed of Trust, any of the Loan Documents, the Trust Estate, Grantor shall, and hereby does, indemnify, defend, protect and hold harmless Beneficiary and Trustee, and against any and all loss, cost, expense or liability incurred in connection with any such action or proceeding, including, without limitation, any and all claims or proceedings, whether brought by private party or governmental agencies, for bodily injury, property damage, environmental damage or impairment or any other injury or damage resulting from or relating to any hazardous or toxic substance or contaminated material located upon or migrating into, from or through the Premises, regardless of cause, which Beneficiary may incur as a result of this Loan, the exercise of any of its rights under the Loan Documents, or otherwise. For purposes of this indemnity, hazardous or toxic substances or contaminated material include, but are not limited to, asbestos, oil and petroleum products and those substances within the scope of all federal state, municipal or governmental environmental laws, regulations, codes, orders, ordinances, rules and statutes, including, without limitation, the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act, and any amendments to the foregoing. This indemnity shall survive foreclosure of, or sale at trustee's sale under, this Deed of Trust, or conveyance in lieu of such foreclosure or sale, and the discharge and release of this Deed of Trust and the payment and satisfaction of all obligations secured by this Deed of Trust immediately upon demand by Trustee or Beneficiary, Grantor shall pay to Beneficiary an amount equal to Grantor's liability to such person under this paragraph, together with interest from the date of expenditure until paid at the Default Rate, and until paid, such amount shall be secured by this Deed of Trust.

          8. Actions by Beneficiary to Preserve Trust Estate. If Grantor fails to make any payment or to do any act as and in the manner provided in any of the Loan Documents, Beneficiary, without obligation so to do and without releasing Grantor from any obligation, may make or do the same in such manner and to such extent as Beneficiary may deem necessary to protect the security hereof. In connection therewith (without limiting Beneficiary's other powers, whether conferred herein, in any other Loan Instrument or by law), Beneficiary shall have and is hereby given the right, but not the obligation: (i) to enter upon and take possession of the Trust Estate; (ii) to make additions, alterations, repairs and improvements to the Trust Estate; (iii) to appear and participate in any action or proceeding affecting or which may affect the security hereof or the rights or powers of Beneficiary, (iv) to pay purchase, contest or compromise any claim or matter which may affect or appears to affect the security afforded by any of the Loan Documents; and (v) in exercising such powers, to pay necessary costs and expenses. Grantor shall, immediately upon demand therefor by Beneficiary, pay to Beneficiary an amount equal to all costs and expenses incurred by it in connection with the exercise by Beneficiary of the foregoing rights, including, without limitation, reasonable attorneys' fees and costs, whether or not an action is actually commenced in connection therewith, together with interest thereon from the date of such expenditures until Beneficiary has been repaid such amount at the Default Rate and, until paid, such amounts shall be secured by this Deed of Trust.

          9. Condemnation and Other Awards. Grantor shall notify Beneficiary immediately upon receiving notice of the institution or the threatened institution of any proceeding for the condemnation or other taking for public, quasi-public, or private use of the Trust Estate, or if any part of the Trust Estate be taken or damaged by reason of any public, quasi-public, or private improvement or condemnation proceeding, or in any other manner, or should Grantor receive any notice of other information regarding such proceeding action, taking or damage. Grantor shall, if requested by Beneficiary, file or defend its rights in such proceeding and prosecute the same with due diligence to its final dispostiion and shall cause any award or settlement to be paid over to Beneficiary for dispostiion pursuant to the terms of this Deed of Trust, subject, however, to the limitations set forth in Section 40A-68 of the North Carolina General Statutes. At Beneficiary's option, Beneficiary shall be entitled, without regard to the adequacy of its security, to participate in and to control the proceeding and to be represented by counsel of its choice at Grantor's expense, and Grantor will cooperate with Beneficiary in all respects to permit such participation. If any part of the Trust Estate is taken or diminished in value, or if a consent settlement is entered, by or under threat of such proceeding, all money, compensation, awards, damages and rights of action awarded by reason of such taking, diminution in value or consent settlement ("Condemnation Proceeds") shall be and hereby are assigned, transferred to Beneficiary subject, however, to the limitations set forth in Section 4OA-68 of the North Carolina General Statutes. Any such Condemnation Proceeds shall be first applied to reimburse Beneficiary for all costs and expenses, including reasonable attorneys' fees, incurred in connection with the collection of such award or settlement. The balance of such Condemnation Proceeds may be applied to any or all obligations arising under the Loan Documents or to restoration and repair of the Trust Estate resulting from such condemnation, as the Beneficiary may determine and direct in its sole and absolute discretion. Application or release of the Condemnation Proceeds shall not cure or waive any default or notice of default or invalidate any act done pursuant to such notice. If after applying the award or settlement to the payment of the indebtedness as secured by this Deed of Trust, Beneficiary reasonably determines the remaining security to be inadequate to secure the remaining indebtedness, Grantor shall upon written demand from Beneficiary, prepay as principal such an amount as will reduce the remaining indebtedness to a balance for which adequate security exists.

        10. Liens. Grantor will not create, incur, assume, permit or suffer to exist, any mortgage deed of trust, pledge, lien, security interest, or other charge or encumbrance of any nature upon or with respect to the Trust Estate without the prior written consent of Beneficiary, which consent may be granted or withheld in Beneficiary's sole and absolute discretion. Grantor shall pay and promptly discharge at Grantor's cost and expense, all liens, encumbrances and charges upon any part of the Trust Estate, that have not been consented to by Beneficiary.


        11. No Waiver of Default. By accepting payment or performance of any obligation secured by this Deed of Trust after the payment or performance is due or after the filing of a notice of default and election to sell, Beneficiary shall not have waived its right to require prompt payment or performance, when due, of all other obligations secured by this Deed of Trust, or to declare a default for failure so to pay or peform, or to proceed with the sale under any notice of default and election to sell given by Beneficiary, or with respect to any unpaid balance of the indebtedness and other obligations secured. The acceptance by Beneficiary of any sum in an amount less than the sum then due shall not constitute a waiver of the obligation of Grantor to pay the entire sum then due. Grantor's failure to pay the entire sum then due shall continue to be a default, notwithstanding the acceptance of partial payment, and, until the entire sum then due shall have been paid, Beneficiary or Trustee shall at all times be entitled to declare a default and to exercise all the remedies herein conferred, and the right to proceed with a sale under any notice of default and election to sell shall in no way be impaired, whether or not such amounts are received prior or subsequent to such notice. No delay or omission of Trustee or Beneficiary in the exercise of any right or power shall impair such right or power or any other right or power or shall be construed to be a waiver of any default or any acquiescence.

        12. Transfer of Trust Estate by Grantor. Grantor agrees not to make or permit any Transfer (as defined below) of the Trust Estate, without the prior written consent of the Beneficiary. Consent to any one Transfer shall not be deemed to be a waiver of the right to require consent to any future or successive Transfer. The Beneficiary may grant or deny such consent in its sole and absolute discretion and, if consent should be given, any such Transfer shall be subject to this Deed of Trust. As a condition to such Transfer, such transferee shall execute an instrument in form and substance acceptable to Beneficiary pursuant to which such transferee shall assume and agree to perform all obligations under this Deed of Trust and under the Loan Documents and agree to be bound by all provisions contained herein and therein, and pay to Beneficiary in current available funds an assumption fee equal to the maximum amount that is permitted by applicable law, together with all costs and expense incurred by Beneficiary in connection with such Transfer, including, without limitation, reasonable attorneys' fees, premiums for title insurance endorsements as may be desired by Beneficiary and all escrow, recording and title search fees. Additionally, Beneficiary hereby reserves the right to increase the Note Rate and the Default Rate (as such terms are defined in the Note) upon any Transfer. No assumption, however, shall release Grantor, any Guarantor or any other obligor or guarantor under the Loan Documents from any of their respective obligations, without the prior written consent of the Beneficiary; provided, however, that any such release granted by Beneficiary shall in no event relieve Grantor from its liability to Beneficiary arising from its indemnification obigations hereunder or from a breach of any of Grantor's representations and warranties contained in Article II hereof, including, without limitation, indemnities, representations and warranties pertaining to hazardous waste or other environmental matters. As used herein, "Transfer" includes thc sale, transfer or conveyance of, or agreement to sell, transfer or convey, the Trust Estate, or any portion thereof or interest therein, whether voluntary, involuntary, by operation of law (other than by condemnation or eminent domain) or otherwise, or the lease of all or any portion of the Trust Estate to a single tenant or lessee for a period of more than three (3) years. "Transfer" shall also mean any transfer by way of security, including the placing or the permitting of the placing of any mortgage, deed of trust, assignment of rents, security interest or other security devise on the Premises. "Transfer" shall also include (i) if Grantor is a corporation, the transfer, assignment or conveyance, in the aggregate, of greater than five percent (5%) of the issued and outstanding voting stock of Grantor, or any merger, consolidation, liquidation or dissolution of Grantor or any stock redemption, reclassification, stock split or other capital reorganization which effects a change in the control of Grantor, or (ii) if Grantor is a partnership, the transfer or assignment of any interest in Grantor by any general partner or any interest in any general partner of Grantor by any general partner or the withdrawal of any general partner which effects a change in the control of Grantor or any liquidation or dissolution of the partnership.

          13. Financial Statements. From time to time upon request of Beneficiary, Grantor shall deliver to Beneficiary copies of certain financial statements of Grantor as requested by Beneficiary, which financial statements shall be in form and substance satisfactory to Beneficiary and shall be certifed by an authorized representative of Grantor to the effect that such financial statements were prepared in accordance with generally accepted accounting principles and fairly and accurately represent the financial condition of Grantor.

        14. Leases. Each lease of all or any portion of the Premises ("Lease") shall provide that in the event Beneficiary shall foreclose the lien of this Deed of Trust and acquire title to the Premises, or if the Premises shall be transferred to any other party by foreclosure, by sale at trustee's sale or otherwise, the lessee shall recognize and attorn to such successor in interest of Grantor, at such successor's option, and shall continue to perform and be bound by all of the terms and conditions of such lease. Upon Beneficiary's request, Grantor shall promptly deliver a copy of each Lease to Beneficiary.

          15. Representations and Warranties. Grantor hereby represents and warrants to Trustee, Beneficiary and their successors and assigns that:

          (a) Grantor holds good and marketable fee simple title to the Premises, free and clear of all claims, liens, security interests and encumbrances except as have been approved by Beneficiary in writing.

          (b) The Insurance Policies required to be maintained pursuant to paragraph 4 are in full force and effect, and all premiums due for each such policy have been paid.

          (c) The Loan Documents comply in all material respects with applicable federal, state, municipal or governmental laws, regulations, codes, orders, ordinances, rules and statutes, including, without limitation, usury laws or other similar laws which impose limitations or restrictions on the amount of interest or other charges or fees which a borrower is obligated to pay in connection with the lending of money.

          (d) To the best of Grantor's knowledge, the Trust Estate is free of material damage and waste and is in good condition and repair.

          (e) The Note, this Deed of Trust, each guaranty and all other Loan Documents are genuine, do not violate or conflict with any applicable federal, state, municipal or governmental laws, regulations, codes, orders, ordinances, rules and statutes, and each is the legal, valid and binding obligation of Grantor, and is enforceable against Grantor (or in the case of a guaranty, against the Guarantor) in accordance with its terms.

           (f) The Note and this Deed of Trust are not subject to any right of rescission, setoff, counterclaim or defense, nor will the operation of any of the terms of the Note or this Deed of Trust, or the exercise by the holder of any right or remedy, render the Note or this Deed of Trust unenforceable, in whole or in part, or subject the Note or this Deed of Trust to any right of rescission, setoff, counterclaim or defense which has been asserted with respect to the Note or this Deed of Trust.

           (g) The Trust Estate, including, without limitation, the Premises, is not collateral security for any other loan except as may otherwise be permitted on attached Exhibit B.

           (h) This Deed of Trust constitutes a valid and enforceable first priority lien or an estate in fee simple in the Premises, subject only to those matters shown on attached Exhibit B.

           (i) There are no delinquent taxes, assessments or other outstanding charges affecting the Trust Estate.

           (j) No proceedings been commenced, nor to Grantor's knowledge threatened, for the condemnation of all or any part of the Trust Estate.

           (k) There are no mechanics' liens or claims for work, labor or material affecting the Trust Estate which are or may be a lien prior to, or of equal priority with, the lien of this Deed of Trust, except those which are fully insured against by an ALTA Policy of Title Insurance acceptable to Beneficiary.

           (l) All utilities that are required for the full and complete occupancy and use of the Trust Estate, including, without limitation, electricity, sanitary sewer, storm sewers and drainage, water, telephones and similar systems are connected to and serve the Trust Estate and are in good working order, normal wear and tear excepted.

           (m) Grantor is the sole owner of all of the Trust Estate (including all of the landlord's interest under all Leases) and has not assigned, pledged, transferred, leased or othewise encumbered its interest therein except pursuant to this Deed of Trust.

           (n) No tenant under any Lease, or any other person or entity, has an option to purchase the Trust Estate or any part thereof, or right of first refusal as to any purchase of all or any part of the Trust Estate except as otherwise disclosed to and approved by Beneficiary in writing.

           (o) The Trust Estate does not encroach upon any adjacent real property or easements, and no improvements located on adjacent real property encroach upon any part of the Trust Estate, except as otherwise disclosed to and approved by Beneficiary in writing.

           (p) To the best of Grantor's knowledge, the Trust Estate conforms to all, and does not violate the provisions of any, applicable federal, state, municipal or governmental laws, regulations, codes, orders, ordinances, rules and statutes, including, without limitation, those currently relating to fire safety, environmental protection, seismic design, conservation, parking, architectural barriers to the handicapped, zoning and building, and Grantor has not received any written notice of any violation.

           (q) To the best of Grantor's knowledge, no hazardous substances, as defined in 42 U.S.C. Section 9601(14) or pursuant to any other applicable federal, state, municipal or governmental laws, regulations, codes, orders, ordinances, rules and statutes, have been or are being generated, stored or disposed of on, into or under the Trust Estate and there has been no "release," as defined in 42 U.S.C. Section 9601(22), of a hazardous substance into the environment from the Trust Estate or from any adjacent property onto the Trust Estate; except, however, for the presence on the Trust Estate of hazardous substances customarily used as office supplies, maintenance and janitorial supplies, landscaping and pool maintenance supplies.

           (r) There are presently no underground storage tanks on the Trust Estate, or if there are, all such tanks are in compliance with all requirements imposed by 42 U.S.C. Section 6691 et seq. and regulations promulgated thereunder, and by any other applicable federal, state, municipal or governmental laws, regulations, codes, orders, ordinances, rules and statutes and any amendments or superseding legislation, and, to the best of Grantor's knowledge no releases are occurring or have occurred from such tanks. If any underground storage tanks have been previously present on the Trust Estate, any contamination which may have resulted from any releases therefrom has been remediated to the extent that there remains no threat of contamination to any groundwater.

           (s) Except as otherwise disclosed to Beneficiary, there is no friable asbestos on or at the Trust Estate. If any asbestos or asbestos-containing material has been removed during the time the Grantor has owned the Trust Estate, all removal and disposal of asbestos or asbestos-containing materials was performed in compliance with all applicable federal, state, municipal or governmental laws, regulations, codes, orders, ordinances, rules and statutes including, without limitation, those regulations promulgated by the U.S. Environmental Protection Agency and the U.S. Occupational Safety and Hazard Administration applicable to asbestos, asbestos materials and asbestos removal.

           (t) In connection with the operation and use of the Trust Estate, and except as previously disclosed to and approved by Beneficiary in writing, there are no septic tanks or cesspools on the Trust Estate and all waste is discharged into a public sanitary sewer system.

           (u) The Trust Estate is not located in any conservation or historic district, nor is it in an area that has been identified by the Secretary of Housing and Urban Development as having special flood hazards, or, if the Trust Estate is in an area which is a special flood hazard, a Flood Insurance Policy acceptance to Beneficiary has been obtained as provided in paragraph 4.

           (v) All parking facilities, access driveways and walkways required in connection with the full and complete use of the Trust Estate are located entirely within the property boundaries. Except as disclosed by Grantor to Beneficiary in writing, Grantor has not granted or agreed to grant any easement or license for the use of the Trust Estate for the benefit or enjoyment of adjacent or nearby real property.

           (w) There are no amenities, access routes or other related similar items crucial to thc Trust Estate's value which are not under the direct control of the Trustee.

           (x) All Leases are binding on Grantor and the tenant named in each Lease and are in full force and effect, have not been modified or supplemented except as disclosed to Beneficiary in writing, and constitute binding and enforceable agreements with the tenants under each Lease, and there are no understandings, representations, warranties, allowances, concessions or promises between the tenant, Grantor or their respective predecessors in interest not fully set forth in the instruments which have been provided to Beneficiary.

           (y) To the best of Grantor's knowledge, no tenant under any of the Leases has any claim, offset, right of recoupment or defense available against Grantor, and Grantor is entitled to enforce and enjoy all rights and benefits thereunder, including without limitation the collection of rents and other sums payable thereunder by the tenant. Each tenant under each respective Lease has accepted its demised premises, has commenced occupancy, and is current as to the payment of rent and other charges payable under each Lease.


           (z) Grantor has provided Beneficiary true, complete and correct copies of all Leases, and all other information regarding any Lease is true, complete and correct.

              (aa) To the best of Grantor's knowledge, the parking lot, sidewalks, storm drainage systems, roofs, plumbing systems, HVAC systems, fire protection systems, electrical systems, exterior sidings and doors, landscaping, irrigation systems and all structural components of the Trust Estate, are in good condition and where applicable, in good working order, ordinary wear and tear excepted.

              (ab) The information and data contained in the financial statements delivered by Grantor to Beneficiary is accurate and complete in all respects.

              (ac) Grantor has not received notice of any adverse claims to all or any part of the Trust Estate.

              (ad) Neither this Deed of Trust nor any of the Loan Documents nor any of the other documents and information provided by Grantor to Beneficiary, including documents originated or prepared by Grantor, nor any information furnished by Grantor to Beneficiary, its representatives, agents or employees, contains an untrue or incorrect statement of material facts or omits to state a material fact necessary to make the statements contained true, correct and not misleading.

              (ae) Neither Grantor nor anyone else on Grantor's behalf within the past one hundred and twenty (120) days has (i) performed any construction on the Premises, (ii) purchased, contracted for or otherwise brought upon the Premises any materials, specially fabricated for, or otherwise to be incorporated into the Improvements, or (iii) made any oral or written contract or arrangement of any kind, the performance of which by the other party thereto would or could give rise to a lien or claim on any portion of the Trust Estate.

        16. Notice to Beneficiary of Incorrect Representations or Warranties. If Grantor at any time discovers that any of the representations or warranties contained in this Deed of Trust are false, incorrect or misleading, or if Grantor obtains knowledge of any event or circumstances which would cause Grantor to reasonably believe that any of such representations or warranties are false, incorrect or misleading, Grantor shall promptly deliver to Beneficiary a statement which (i) describes the event or circumtances which caused, or may have caused, the representation or warranty to be false, incorrect or misleading, and (ii) summarizing the action, if any, which Grantor intends to take or cause to be taken to assure that the representation or warranty is true, correct and not misleading.

        17. Indemnification and Survival. Grantor shall, and hereby does, indemnify, defend, protect and hold harmless Beneficiary and Trustee, and their respective directors, officers, employees and agents for, from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) imposed upon, asserted against or incurred by Beneficiary and/or Trustee by reason of any false, incorrect or misleading representation or warranty contained in this Deed of Trust. All representations, warranties, covenants and indemnification obligations of Grantor contained in this Deed of Trust or in any other Loan Documents or agreements between Grantor and Beneficiary shall remain continuing representations, warranties, covenants and indemnification obligations of Grantor and shall survive the execution and delivery hereof and any termination or expiration of this Deed of Trust, any foreclosure or trustee's sale, or conveyance in lieu of any such sale, and the discharge and release of this Deed of Trust and any repayment or other satisfaction of the obligation secured, this Deed of Trust and shall inure to the benefit of Beneficiary and its successors and assigns.

        18. Assignment of Rents, Issues and Profits. Grantor hereby grants, transfers and absolutely assigns to Beneficiary all Leases and all rents, security deposits and other revenues, rignts, benefits, issues and profits accruing to Grantor under the Leases (collectively, the "Rents"), and hereby gives to and confers upon Beneficiary the right, power and authority to collect such Rents. Grantor irrevocably appoints Beneficiary, at any time and from time to time, to demand, receive and enforce payment, to give receipts, releases and satisfactions, and to sue, in its name or in the name of Grantor, for all such Rents, and apply the same to the obligations secured this Deed of Trust. The foregoing power of attorney is coupled with an interest and cannot be revoked while this Deed of Trust remains in effect.

        (19) Security Agreement. Grantor hereby grants to Beneficiary and Trustee, as their interests may appear, a continuing security interest in all Fixtures and other personal property on the Premises which may now or hereafter constitute Fixtures. Trustee and Beneficiary, as applicable, in excercising any of their rights with respect to Fixtures under this Deed of Trust, shall have all of the rights provided by the Uniform Commercial Code under the laws of North Carolina, now in effect or hereafter enacted, including without limitation the right to proceed under the provisions of the Uniform Commercial Code of North Carolina governing default.

        20. Events of Default. The occurrence of any of the following events shall be deemed an event of default ("Event of Default") under this Deed of
     Trust:

           (a) The failure of Grantor to pay any installment due under the Note within ten (10) days following the date such installment is due and payable.

           (b) The failure of Grantor to perform any obligation, covenant or agreement under the Factoring Agreement.

           (c) The failure of Grantor to pay any other amount under the Loan Documents or any other amount secured by this Deed of Trust within ten (10) days following the date such amount is due and payable.

           (d) The failure of Grantor to perform or observe any obligation or covenant to be performed or observed by it under this Deed of Trust on or before the date required for such performance or observance, and the continuation of such failure for a period of thirty (30) days after the date of notice from Trustee or Beneficiary to Grantor of such default.

           (e) The occurrence of any other event or circumstance which constitutes a default under any of the other Loan Documents.

           (f) The failure of Grantor to take and to complete within thirty (30) days of receipt of notice from Trustee or Beneficiary such action as may be necessary to render true any representation set forth in this Deed of Trust which proves to be false or materially misleading.

           (g) The filing of a voluntary or involuntary petition in bankruptcy by or against Grantor or any Guarantor or the filing of any petition or answer seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for Grantor or any Guarantor under any present or future federal, state or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors; or if Grantor or any Guarantor shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator, or shall make any general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due.

        21. Acceleration Default and Additional Remedies. Upon the occurence of an Event of Default, Beneficiary may, at its option declare all indebtedness and obligations secured by this Deed of Trust to be immediately due and payable without any presentment, demand, protest or notice of any kind, and whether or not Beneficiary exercises said option, Beneficiary or Trustee may, subject to and in the manner provided by applicable law: (i) exercise the power of sale granted in this Deed of Trust; (ii) commence judicial action to foreclose this Deed of Trust; (iii) seek appointment of a receiver by an appropriate court; (iv) specifically enforce any of the covenants contained in this Deed of Trust; or (v) exercise all other rights and remedies provided in any Loan Instrument or in any other document or agreement now or hereafter securing all or any portion of the obligations secured, or provided by law. Additionally, Beneficiary may, subject to applicable laws, either in person or by agent, with or without bringing any action or proceeding, or by a receiver appointed by a court and without regard to the adequacy of its security, enter upon and take possession of the Trust Estate, or in its own name or in the name of Trustee, and do any act which it deems necessary or desirable to preserve the value, marketability or rentability of the Trust Estate, increase (subject to existing Leases) the income of the Trust Estate or protect the security of the Trust Estate and, with or without taking possession of the Trust Estate, sue for or otherwise collect the Rents including those past due and unpaid, and apply the same, less costs and expenses of operation and collecting including, without limitation, reasonable attorneys' fees upon any indebtedness secured, under this Deed of Trust all in such order as Beneficiary may determine. The entering upon and taking possession of the Trust Estate, the collection of such Rents, and the application of such Rents, shall not cure or waive any default or notice of default under this Deed of Trust or invalidate any act done in response to such default or pursuant to such notice of default. The rights and remedies of Beneficiary and Trustee as provided in this Deed of Trust shall be cumulative and may be pursued singly, successively, or together against the Grantor or the Trust Estate in the sole discretion of Beneficiary or Trustee, respectively, as applicable.

        22. Application of Funds After Default. Upon the occurrence of an Event of Default under this Deed of Trust, Beneficiary may, at any time without notice, apply any or all sums or amounts received or held by Beneficiary from or on account of Grantor or the Trust Estate, or otherwise, upon any indebtedness or obligation of Grantor secured by this Deed of Trust, in such manner and order as Beneficiary may elect, notwithstanding that said indebtedness or the performance of such obligation may not yet be due. The receipt, use or application of any such sum or amount shall not be construed to affect the maturity of any indebtedness secured by this Deed of Trust, or any of the rights or powers of Beneficiary or Trustee under the terms of the Loan Documents, or any of the obligations of Grantor under Loan Documents, or to cure or waive any default or notice of default under any of the Loan Documents; or to invalidate any act of Trustee or Beneficiary.

        23. Costs of Enforcement. If any Event of Default occurs, Beneficiary and Trustee, and each of them, may employ an attorney or attorneys to exercise their rights under this Deed of Trust. Grantor promises to pay to Beneficiary, on demand, the reasonable fees and expenses of such attorneys and all other costs and expenses incurred by Beneficiary and Trustee, and each of them, in connection with the enforcement of the obligations secured by this Deed of Trust, whether or not such enforcement includes the filing of a lawsuit. Until paid, such amounts shall be secured and shall bear interest, from date of expenditure, at the Default Rate.

        24. Remedies Not Exclusive. Neither the acceptance of this Deed of
     Trust nor its enforcement, whether by court action or pursuant to the power of sale or other powers contained in this Deed of Trust, shall prejudice or in any manner affect Trustee's or Beneficiary's right to realize upon or enforce any other security now or hereafter held by Trustee or Beneficiary, it being agreed that Trustee and Beneficiary, and each of them, shall be entitled to enforce this Deed of Trust and any other security now or hereafter held by Beneficiary or Trustee in such order and manner as they may in their absolute discretion determine. No remedy conferred upon or reserved to Trustee or Beneficiary is intended to be exclusive of any other remedy provided or permitted by law or this Deed of Trust, but each shall be cumulative and shall be in addition to any other remedy. Every power or remedy given by any of the Loan Documents to Trustee or Beneficiary or to which either of them may be otherwise entitled may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by Trustee or Beneficiary, and either of them may pursue remedies as each in their sole discretion shall deem appropriate. Grantor may be joined in any action brought by Beneficiary to foreclose under or otherwise enforce this Deed of Trust.

        25. Trustee's Commission. In the event of a sale of the Trust Estate by Trust pursuant to the power of sale contained in this Deed of Trust, Trustee shall be entitled to collect a commission from the proceeds of a sale equal to five percent (5%) of the gross proceeds. If the proceedings are commenced by Trustee and a notice of sale has been advertised, but the Trust Estate is not sold, then Trustee shall be entitled to a commission of two and one-half percent (2.5%) of the outstanding balance of the Note. If the Trustee has delivered notice to Grantor of such sale, but no further proceedings are undertaken, then Trustee shall be entitled to a commission equal to one and one-quarter percent (1.25%) of the outstanding balance of the Note.

        26. Amendments. This instrument cannot be waived, changed, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, discharge or termination is sought. A copy of such instrument shall be sent by such party to all other parties at the addresses set forth in the first paragraph of this Deed of Trust.

        27. Invalidity of Certain Provisions. Every provision of this Deed of Trust is intended to be severable. In the event any term or provision is declared to be illegal, invalid or unenforceable for any reason whatsoever by a court of competent jurisdiction, such illegality, invalidity, or unenforceability shall not affect the balance of the terms and provisions, which terms and provisions shall remain binding and enforceable.

        28. No Merger of Lease. Upon the foreclosure of, or the exercise of the power of sale with respect to, the lien created by this Deed of Trust on the Trust Estate, any lease or sublease or rental agreement then existing and affecting all or any portion of the Trust Estate shall not be destroyed or terminated by application of the law of merger or as a matter of law or as a result of such foreclosure or sale unless Beneficiary or any purchaser at such foreclosure sale shall so elect. No act by or on behalf of Beneficiary or any such purchase shall constitute a termination of any lease or sublease unless Beneficiary or such purchaser shall give written notice to such tenant or subtenant.

        29. Governing Law. This Deed of Trust shall be governed by and construed in accordance with the laws of North Carolina.

        30. Further Assurances. Grantor, Beneficiary and Trustee agree to do or to cause to be done such further acts and things and to execute and deliver or to cause to be executed and delivered such additional assignments, agreements, powers and instruments, as any of them may reasonably require or deem advisable to keep valid and effective the charges and lien hereof, to carry into effect the purposes of this Deed of Trust or to better assure and confirm unto any of them their rights, powers and remedies hereunder; and, upon request by Beneficiary, Grantor shall supply evidence of fulfillment of each of the covenants contained in this Deed of Trust concerning which a request for such evidence has been made.

        31. Execution of Instruments by Trustee. At any time, and from time to time, without liability and without notice, upon written request of Beneficiary and without affecting the personal liability of any person for payment of the indebtedness or the performance of any other obligation secured hereby, Trustee may (i) reconvey any part of the Trust Estate; (ii) consent in writing to the making of any map or plat; (iii) join in granting any easement; (iv) join in any extension agreement, agreement subordinating the lien or charge of this Deed of Trust, or other agreement or instrument relating to this Deed of Trust or to any potion of the Trust Estate; or (v) execute and cause to be recorded any amendment to Exhibit C as may be necessary or appropriate to accurately evidence the identity and participating in trusts of the lending institutions for which Beneficiary serves as Agent under this Deed of Trust, but any failure to do so shall not adversely affect any rights of any participant in this Deed of Trust.

        32. Appointment of Successor Trustee. Trustee or any successor trustee may resign and be discharged upon thirty (30) days written notice to Beneficiary. Regardless of whether such resignation occurs, Beneficiary may, from time to time, substitute a successor or successors to any trustee in accordance with any statutory procedure fo such substitution.

        33. Change of Law. In the event of the passage, after the date of this Deed of Trust, of any law deducting from the value of the Trust Estate, for the purposes of taxation, any lien or changing in any way the laws now in force for the taxation of mortgages, deeds of trust, or debts secured by mortgage or deed of trust (other than laws imposing taxes on income), or the manner of the collection of any such taxes so as to affect adversely the rights of Beneficiary under this Deed of Trust, the indebtedness secured by this Deed of Trust shall become due and payable at the option of Beneficiary after thirty (30) days' notice to Grantor unless Grantor, within such thirty (30) day period, shall, if permitted by law, assume the payment of any tax or other charge so imposed upon Beneficiary for the period remaining until full payment by Grantor of the indebtedness secured by this Deed of Trust.

        34. Usury. All agreements between the Grantor and Beneficiary, whether now existing or hereafter arising and whether written or oral, are limited so that in no contingency, whether by reason of acceleration of the maturity of the Note or otherwise, shall the interest paid or agreed to be paid to Beneficiary exceed the maximum rate permissible under applicable law, then the interest payable to Beneficiary shall be reduced to the maximum rate permitted under applicable law, and if from any circumstance Beneficiary shall ever receive anything of value deemed interest by applicable law, which would exceed interest at the highest lawful rate, an amount equal to excessive interest shall be applied to the reduction of the principal amount of the Note and not to the payment of interest, or if such excessive interest shall exceed the unpaid principal of the Note, such excess shall be refunded to Grantor. All interest paid or agreed to be paid to Beneficiary shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period until payment in full of the principal so that the rate of interest under the Note for such full period shall not exceed the maximum rate of interest permitted to be charged by applicable law. This paragraph shall control all agreements between the Grantor and Beneficiary.

        35. Future Advances. This Deed of Trust secures all present and future obligations of Grantor to Beneficiary evidenced by the Factoring Agreement and any modifications, extensions and renewals of the Factoring Agreement. The amount of present obligations secured by this Deed of Trust is Six Hundred Thousand Dollars ($600,000.00), and the maximum principal amount, including present and future obligations, which may be secured by this Deed of Trust at any one time is Two Million Five Hundred Thousand Dollars ($2,500,000.00). The period within which such future obligations may be incurred is fifteen years from the date of this Deed of Trust.

        36. Revolving Credit Arrangement. This Deed of Trust secures a revolving credit arrangement between Grantor and Beneficiary, and the parties intend that the priority afforded such transactions by Section 45-69 of the North Carolina General Statutes apply to the obligations secured hereby.

        37. Sale of Participating Interests. Without affecting the rights or obligations of the parties to this Deed of Trust, Beneficiary may sell participating interests in the Loan to such other parties ("Participants") as Beneficiary may, in its sole discretion, elect. Each Participant may sell all or any portion of its participating interest in the Loan. No such sale shall require amendment to this Deed of Trust by the selling Paticipating or by the purchaser of the participating interest so sold.

        IN WITNESS WHEREOF, Grantor has caused this Deed of Trust to be executed under seal by its duly authorized officers, agents or representatives as of the date first above written.








     ATTEST:                              ROCKY MOUNT UNDERGARMENT CO.,
                                          INC.


     _____________________                By:________________________________
     Barry Russ, Esq.                        Joseph Pascal, President


     (CORPORATE SEAL)


     NEW YORK

     NEW YORK COUNTY


         I, Jeffrey A. Wurst, a Notary Public of Nassau County, certify that Joseph Pascal personally appeared before me this day and acknowledged that
     (s)he is President of ROCKY MOUNT UNDERGARMENT CO., INC. a Delaware corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its _______________ President, sealed with its corporate seal and attested by him/her as its Attorney.

       WITNESS my hand and official stamp or seal, this 27th day of April, 1995.

                                          _________________________________
                                                   Notary Public

[STAMP/SEAL]

My commission expires: _____________________________

                                   Exhibit A

IDENTIFICATION OF THE PROPERTY:

TRACT ONE: Manufacturing Plant located at 1506 Boone Street:

The subject property includes various tracts or parcels of land owned by Rocky Mount Undergarment, Inc., which are legally described as follows:

PARCEL ONE:

KNOWN AS 1520-1524 Boone Road and adjoining lands, and more particularly described as follows:

BEGINNING at a stake in the western property line of Boone Road 144.2 feet southerly from its intersection with the southern property line of Arrington Avenue; thence along Boone Road S. 4 deg. 55 min. W. 263 feet to a stake, Rivenbark's corner; thence along the Rivenbark line N. 87 deg. 31 min. W. 197.06 feet to a stake; thence N. 4 deg. 55 min. E. 263 feet to a stake; thence S. 87 deg. 31 min. E. 197.06 feet to the point of beginning, as shown on plat of the property of L. C. Parrish by Fred R. Dasher dated June 21, 1952, to which reference is hereby made, together with all the right, title and interest of the parties of the first part in that portion of Boone Road adjoining the said property. Being the identical property conveyed by Peoples Bank & Trust company, Trustee for Betsy B. Stranberg and D. O. Bullock, Jr., to Rocky Mount Undergarment Co., Inc., by Deed dated October 31, 1958, recorded in Book 701, Page 262, Nash County Registry.

PARCEL TWO:

BEGINING at an iron pipe in the western property line of Boone Street 73.6 feet southerly of the intersection of the property line of Arrington Avenue with the western property line of Boone Stree; thence N. 56 deg. 36 min. W. 192 feet to an iron pipe cornering; thence S. 33 deg. 04 min. W. 85 feet to an iron pipe cornering; thence along a line parallel with the first line S. 56 deg. 36 min.
E. 186.8 feet to an iron pipe in the line of the property of Rocky Mount Undergarment Company, Inc., cornering; thence along the line of the property of Rocky Mount Undergarment Company, Inc. S. 87 deg. 31 min. E. 44.7 feet to an iron pipe in the western property line of Boone Street; thence along the western property line of Boone Street N. 4 deg. 55 min. E. 70.6 feet to the beginning and being Lots 10, 9, 8, and part of 7 in Block G as shown on Map of John Hunter property recorded in Map Book 1, Page 125, Nash County Registry. Being the identical property conveyed by W. O. Boone and wife, Sally B. Boone, to Rocky Mount Undergarment Company, Inc. by Deed dated July, 1960, recorded in Book 711, Page 187, Nash County Registry.

PARCEL THREE:

BEGINNING at a stake in the dividing line between Lots 12 and 13, Block G, said stake being located S. 56 deg. 58 min. E. 100 feet from the corner of Lots 12 and 13 in the eastern property line of Fourth Street, as shown on map hereinafter referred to; thence along the dividing line between Lots 12 and 13,
S. 56 deg. 58 min. E. 104.3 feet to a stake, corner between Lots 12 and 13 in the Rocky Mount Undergarment property line; thence along the dividing line between Lots 11, 12 and Rocky Mount Undergarment property, S. 87 deg. 31 min. E.
95.86 feet to a stake, corner between Lots 10 and 11 in the Rocky Mount Undergarment property line; thence with the dividing line between Lots 10 and 11, N. 56 deg. 36 min. W. 186.8 feet to a stake, a new corner for Alma W. Turner Williamson; thence a new line for Williamson, S. 33 deg. 04 min. W. 44.9 feet to the beginning and being a part of Lots 11 and 12, Block G, as shown on map of the Kate W. Arrington land (John W. Hunter Property) recorded in Plat Book 1, Page 160, Nash County Registry. Being a part of the property conveyed by W. L. Thorp, Commissioner, to Alma Williams Turner (now Alma W. Turner Williamson), by Deed dated September 24, 1928, recorded in Book 330, Page 437, Nash County Registry. Being the identical property conveyed by Alma W. Turner Williamson and husband, J. C. Williamson, to Rocky Mount Undergarment Company, Inc., by Deed dated July 20, 1963, recorded in Book 768, Page 443, Nash County Registry.

The above description is taken from a survey and plat made by Dasher and Davis, dated July 17 1963, plat entitled "Map of Property of Rocky Mount Undergarment Corp."

PARCEL FOUR:

BEGINNING at a stake in the dividing line between Lots 12 and 13, said stake being located S. 56 deg. 58 min. E. 100 feet from the corner of Lots 12 and 13 in the eastern property line of Fourth Street, as shown on map hereinafter referred to; thence a new line for Wallace S. 29 deg. 39 min. E. 62.6 feet to a stake, corner for Lots 13, 14, and Rocky Mount Undergarment property; thence along the dividing line between Lot 13 and Rocky Mount Undergarment property S. 87 deg. 31 min. E. 56.5 feet to a stake, corner for Lots 12, 13, and Rocky Mount Undergarment property; thence along the dividing line between Lots 12 and 13, N. 56 deg. 58 min. W. 104.3 feet to the beginning and being a part of Lot 13, Block G, as shown on map of Kate W. Arrington land (John W. Hunter Property) recorded in Plat Book 1, Page 160, Nash County Registry and being a part of the property conveyed by Linwood L. Winbourne and wife, Sarah W. Winbourne, to Clarence J. Wallace and wife, Joyce F. Wallace, by Deed dated October 21, 1959, recorded in Book 706, Page 179, Nash County Registry. Being the identical property conveyed by Clarence J. Wallace and wife, Joyce F. Wallace, and F. E. Winslow, Trustee, and First Federal Savings and Loan Association of Rocky Mount, to Rocky Mount Undergarment Company, Inc., by Deed dated July 18, 1963, recorded in Book 768, Page 444, Nash County Registry.

The above description is taken from a survey and plat made by Dasher and Davis, dated July 17, 1963, plat entitled "Map of Property of Rocky Mount Undergarment Corp."

PARCEL FIVE:

BEGINNING at a stake in the dividing line between Lots 14 and 15, said stake being located S. 56 deg. 56 min. E. 100 feet from the corner of Lots 14 and 15 in the eastern property line of Cooper Street (formerly Fourth Street), as shown on map hereinafter referred to; thence with the dividing line between Lots 14 and 15 S. 56 deg. 56 min. E. 66.93 feet to a stake, corner between Lots 14 and 15 in the line of Rocky Mount Undegarment Co. property; thence along the dividing line between Lot 14 and Rocky Mount Undergarment Co. property N. 4 deg. 55 min. E. 23.9 feet to a stake, a corner between Lots 13 and 14 in the Rocky Mount Undergarment Co. property line; thence N. 29 deg. 39 min. W. 62.6 feet to a stake in the dividing line between Lots 12 and 13; thence a new line for Clarence J. Wallace S. 33 deg. 04 min. W. 50 feet to a stake in the dividing line between Lots 14 and 15, the point of beginning and being a part of Lots 13 and 14, Block G, John W. Hunter property of Kate W. Arrington, recorded in Plat Book 1, Page 160, Nash County Registry, and being a part of the property conveyed by Linwood L. Winbourne and wife, Sarah W. Winbourne, to Clarence J. Wallace and wife, Joyce F. Wallace, by Deed dated October 21, 1958, recorded in Book 706, Page 179, Nash County Registry. Being the identical property conveyed by Clarence J. Wallace and wife, Joyce F. Wallace, and F. E. Winslow, Trustee, and First Federal Savings and Loan Association of Rocky Mount, to Rocky Mount Undergarment Co., Inc., by Deed dated March 15, 1966, recorded in Book 818, Page 251, Nash County Registry.

The above description is taken from a survey and plat made by Dasher and Davis, dated February 8, 1966, plat entitled "Map of Property of Rocky Mount Undergarment Corp."

PARCEL SIX:

BEGINNING at a stake in the northern property line of Cascade Avenue, said stake being located 100 feet easterly from the intersection of the eastern property line of Cooper Street (formerly Fourth Street) with the northern property line of Cascade Avenue; thence with the northern property line of Cascade Avenue S. 56 deg. 56 min. E. 93.55 feet, to a stake in the Rocky Mount Undergarment Co. property line; thence along the Rocky Mount Undergarment Co. property line N. 4 deg. 55 min. E. 56.7 feet to a stake, a corner between Lots 14 and 15 in the Rocky Mount Undergarment Co. property line; thence along the dividing line between Lots 14 and 15 N. 56 deg. 56 min. W. 66.93 feet to a stake, a new corner in the dividing line between Lots 14 and 15, thence a new line S. 33 deg. 04 min. W. 50 feet to a stake in the northern property line of Cascade Avenue, the point of beginning and being a part of Lot 15 and 16, Block G, John W. Hunter property of Kate W. Arrington, recorded in Plat Book 1, Page 160, Nash County Registry and being part of the property conveyed by Alma Turner Williamson and husband, J. C. Williamson, to John James Baker and wife, Aileen C. Baker, by Deed dated September 20, 1948, recorded in Book 530, Page 544, Nash County Registry. Reference is also made to Quitclaim Deed from Vennie Baker et vir to John James Baker et ux, dated March 21, 1950, recorded in Book 547, Page 473,

Nash County Registry. Being the identical property conveyed by John James Baker and wife, Aileen C. Baker, and F. E. Winslow, Trustee, and First Federal Savings and Loan Association of Rocky Mount, to Rocky Mount Undergarment Co., Inc., by Deed dated February 15, 1966, recorded in Book 815, Page 601, Nash County Registry.

The above description is taken from a survey and plat made by Dasher and Davis, dated February 8, 1966, plat entitled "Map of Property of Rocky Mount Undergarment Corp."

PARCEL SEVEN:

Situate on the East side of Boone Street, Rocky Mount, Nash County, N.C.

BEGINNING at a stake in the eastern property line of Boone Street 60 feet northerly of its intersection with the northern property line of Saint Paul Street, Rebecca Joyner Estate Division corner; thence with the eastern property line of Boone Street, N. 5 deg. 08 min. E. 237.6 feet to a stake, corner between Tracts 13 and 14 as shown on plat hereinafter referred to; thence with the dividing line between Tracts 13 and 14, N. 88 deg. 03 min. E. 637.9 feet to a stake, cornering; thence S. 1 deg. 35 min. E. 234.3 feet to a stake, corner between Tract 14 and the Rebecca Joyner Estate Division property; thence along the Rebecca Joyner Estate line S. 87 deg. 55 min. W. 665.7 feet to a stake in the eastern property line of Boone Street, the point of Beginning, together with all right, title and interest in that portion of Boone Street adjoining the said property, and being Tract 14 as shown on plat of property of O. L. Jackson Heirs, dated December 15, 1894, and being the identical property conveyed by Milton P. Fields, Commissioner, to Rocky Mount Undergarment Co., Inc., by Deed dated May 29, 1964, recorded in Book 784, Page 405, Nash County Registry. See Deed from Peoples Bank & Trust Company, judgment creditor, to Rocky Mount Undergarment Company, Inc., dated June 4, 1964, recorded in Book 784, Page 439, Nash County Registry.

This description is taken from a Map entitled "Map of Property of Rocky Mount Undergarment Co., Inc., 1501 Boone Street & Eleanor Place, Rocky Mount, N.C.", by Fred R. Dasher, dated February 12, 1972.

PARCEL EIGHT:

BEGINNING at a point in the northern property line of St. Paul Street at a point
523.1 feet easterly of its intersection with the eastern property line of Boone Street; thence along the northern property line of St. Paul Street N. 87 deg. 49 min. E. 50. feet to a point; corner between Lots 18 and 19 as shown on map hereinafter referred to; thence along the dividing line between Lots 18 and 19,
N. 1 deg. 49 min. W. 58.2 feet to a point in the line of Block 14 of the O. L. Jackson Division; thence along the said line of the O. L. Jackson Division

S. 87 deg. 55 min. W. 50 feet to a point; thence a new line S. 1 deg. 49 min. E.
58.4 feet, more or less, to the point of beginning and being the eastern 50 feet of Lot 18 of the Rebecca Joyner Estate Division of J. J. Wells, C. E., dated May 10, 1920. Being a portion of the property conveyed by W. A. Sullivan, et ux, et al, to Pearl F. Butler, widow, by Deed dated March 23, 1964, recorded in Book 793, Page 297, Nash County Registry. Being the identical property conveyed by Pearl F. Butler, widow, to Rocky Mount Undergarment Co., Inc., dated March 12, 1974, recorded in Book 947, Page 647, Nash County Registry.

The above description is taken from a map entitled, "Map of Property of Rocky Mount Undergarment Co., Boone Steet & Eleanor Place, Rocky Mount, N.C.", by Fred
R. Dasher, dated February 12, 1972, revised March 25, 1972.

TRACT TWO: Warehouse Building located at 150 Cooper Street

BEGINNING at a stake at the intersection of the eastern property line of Cooper Street with the southern property line of Cascade Avenue (now closed); thence along the eastern property line of Cooper Street S. 35 deg. 17 min. W. 150 feet to a stake; thence S. 54 deg. 43 min. E. 150 feet to a stake; thence S. 35 deg. 17 min. W. 150 feet to a stake in the northern property line of Nelson Avenue; thence along the northern property line of Nelson Avenue S. 54 deg. 43 min. E.
230.9 feet to a stake; thence N. 07 deg. 10 min. E. 362.06 feet to a stake in Cascade Avenue (now closed); thence a new line N. 64 deg. 40 min. W. 111.96 feet to a stake in the southern property line of Cascade Avenue (now closed); thence
N. 54 deg. 43 min. W. 100 feet to the point of Beginning and containing 1.582 acres as shown on map hereinafter referred to.

The above description is taken from a map entitled "Map of Property of Rocky Mount Undergarment Co., Inc. - Leased to Gearington Realty, a partnership" by Gay-Jarvis Associates, dated February 8, 1982, revised from an earlier map dated April 23, 1979.

TRACT THREE: Vacant Parking Lot located at 1503 Boone Street

BEGINNING at a stake, corner of Lot No. 13 in M. Williford's line; thence with the line of Lot No. 13, North 86 deg. 15 min. East 9 chains and 98 links to a stake in Henry Davis' line; thence with said Davis line, South 3 deg. 15 min. E. 3 chains and 55 links to a stake, corner of Lot No. 15; thence with the line of Lot No. 15 South 86 deg. 15 min. West, 10 chains and 41 links to a stake; thence North 3 deg. 30 min. East, 3 chains and 60 links to the beginning, containing
3.61 acres and being Lot No. 14 as shown on plat of property of O. L. Jackson Heirs, dated December 15, 1894, and drawn by Salley E. Joyner in the division of the property of O. L. Jackson, see deed in Book 94, Page 1, Nash County Registry.

TRACT FOUR: Single Family Home located at 1523 Boone Street

BEGINNING at a stake at the intersection of the eastern property line of Boone

Street with the northern property of St. Paul Street; runs thence with the eastern property line of Boone Street, N. 4 deg. 55 min. E. 59.75 feet to a stake, old northwest corner of Lot 3 on map hereinafter referred to and common corner of property of Rocky Mount Undergarment Co., Inc., N. 87 deg. 33 min. E.
82.4 feet to a stake, a new corner; thence S. 2 deg. 25 min. E. 59.3 feet to a stake in the northern property line of St. Paul Street; thence with the northern property line of St. Paul Street, S. 87 deg. 35 min. W. 90.1 feet to the point of beginning, and being the western portion of Lot 3 on map of the Mrs. Rebecca Joyner Division, of record in Book 293, Page 268, Nash County Registry, and being the identical property conveyed by Dewey K. Butler and Wilson D. Butler, Trustees, to Dewey K. Butler by Deed dated February 26, 1976, and recorded in Book 984, Page 869, Nash County Registry.

The foregoing description is according to a plat entitled "Map of Property, of Rocky Mount Undergarment Co., Inc., 1523 Boone St., Rocky Mount, N.C." dated April 21, 1986 and prepared by Joyner, Keeny & Associates, Rocky Mount. N.C.

TRACT FIVE: Single Family Dwelling located at 444 St. Paul Street

KNOWN as 444 St. Paul Street, Rocky Mount, Nash County, North Carolina.

BEGINNING at a stake in the northern property line of St. Paul Street, 90.1 feet easterly of its intersection with the eastern property line of Boone Street, corner of other properties owned by Pearl Futch Butler; thence along the northern property line of St. Paul Street, N. 87 deg. 35 min. E. 83 feet to a stake, corner between Lots 3 and 15 as shown on map hereinafter referred to; thence along the dividing line between Lots 3 and 15, N. 1 deg. 45 min. W. 59.1 feet to a stake, corner between Lots 3 and 15; thence S. 87 deg. 33 min. W. 83.7 feet to a stake, corner of other property owned by Butler; thence along Butler's line, S. 2 deg. 25 min. E. 59.3 feet to a stake in the northern property line of St. Paul Street, the point of beginning and being the eastern portion of Lot 3 as shown on map of the Mrs. Rebecca Joyner Division, recorded in Book 293, Page 268, Nash County Registry.

TRACT SIX: Warehouse located at 571 Nashville Road

BEGINNING at a stake at the intersection of the southern property line of Nashville or River Road with the eastern property line of Boone Street; thence in an easterly direction along the southern property line of Nashville or River Road 50 feet to a stake; thence at right angles in an southerly direction and parallel with Boone Street 100 feet to a stake; thence at right angles and in a westerly direction, parallel with Nashville or River Road, 50 feet to a stake on the eastern property line of Boone Street; thence in a northerly direction along the eastern property line of Boone Street 100 feet to the point of beginning, and being the identical property conveyed to H. K. Clark and wife, Lessie Mae Clark by New Home Building and Loan Association by deed Dated September 30,

1937, recorded in Book 419, Page 516, Nash County Registry. Being the identical property conveyed by H. K. Clark and wife, Lessie Mae Clark to M. J. Duke and wife, Rosabelle M. Duke, dated April 27, 1950, recorded in Book 549, Page 271, Nash County Registry. Myrick Jordan Duke died testate on July 19, 1963, a resident of Nash County, N.C., and said property passed by survivorship to his wife, Rosabelle M. Duke. The said Rosabelle M. Duke died testate on February 25, 1977, a resident of Nash County, N.C. and devised the above described property to her daughter, Joyce Duke Ryals.

TRACT SEVEN: Warehouse located at 567 Nashville Road

BEGINNING at a stake in the southern property line of Nashville or River Road 50 feet easterly from the intersection with the eastern property line of Boone Street, Duke's corner (formerly Clark's corner); thence with the southern property line of Nashville or River Road, S. 85 deg. 24 min. E. 60 feet to a stake, B. W. Cockrell's corner (formerly W. T. Cockrell's corner); thence with the Cockrell line S. 1 deg. 50 min. W. 214.6 feet to a stake in the northern line of Eleanor Place; thence with the northern line of Eleanor Place S. 88 deg. 30 min. W. 124.2 feet to a stake in the eastern property line of Boone Street; thence with the eastern property line of Boone Street N. 5 deg. 22 min. E. 127.6 feet to a stake, Duke's corner, thence with the Duke line S. 85 deg. 24 min. E. 50 feet to a stake, Duke's corner, thence continuing with Duke's line N. 5 deg. 22 min. E. 100 feet to the beginning, being the identical property conveyed to Clarence W. Phillips by deed from W. T. Baker, recorded in Book 518, Page 144, Nash County Registry. Being the same property conveyed by Clarence W. Phillips to Percy O. Poole, by deed dated May 28, 1948; recorded in Book 524, Page 553, Nash County Registry. Being the same property conveyed by Percy O. Poole and wife, Amy Waters Poole to Lina Lee S. Stout et als, Trustees, by deed dated October 6, 1960, recorded in Book 714, Page 580, Nash County Registry. SEE ORDER APPROVING TRUSTEES BOND, recorded in Book 778, Page 574, and Book 778, Page 575, Nash County Registry. Being the same property conveyed by Linda Lee S. Stout, Taylor Hatcher, and A. M. Burroughs, Trustees, et als to Ben Greenberg and wife, Sylvia Greenberg, by deed dated January 29, 1964, recorded in the Nash County Registry.

TRACT EIGHT: Single family dwelling located at 1540 Boone Street

KNOWN as 1540 Boone Street.

BEGINNING at a stake in the western property line of Boone Street, said stake being located 192.70 feet northerly of the intersection of the western property line of Boone Street with the northern property line of Nelson Street; thence N. 88 deg. 27 min. 19 sec. W. 196 feet to a stake, cornering; thence N. 4 deg. 00 min. E. 50 feet to a stake, corner with (now or formerly) Rocky Mount

Undergarment Co., Inc.; thence along the Rocky Mount Undergarment Co., Inc. line
S. 08 deg. 27 min. 19 sec. E. 195.55 feet to a stake in the western property line of Boone Street; thence S. 88 deg. 27 min. 19 sec. E. 13.12 feet to a stake or point in Boone Street, cornering; thence S. 4 deg. 00 min. W. 50 feet to a point, cornering; thence N. 88 deg. 27 min. 19 sec. W. 12.67 feet to the point of beginning. Being the identical property conveyed by D. V. Ingram, widower, to
B. G. Rivenbark, by Deed dated May 16, 1927, recorded in Book 311, Page 491, Nash County Registry. See Deed from D. V. Ingram to B. G. Rivenbark, dated May 16, 1927, recorded in Book 322, Page 170, Nash County Registry. The said B. G. Rivenbark died intestate on February 2, 1975, a resident of Nash County, North Carolina and was survived by his widow, Mary Lewis Ingram Rivenbark, and his children, Ben G. Rivenbark, Jr., and Jack E. Rivenbark, as his sole heirs at law. The said Ben Graham Rivenbark, Jr., died intestate on August 31, 1980, a resident of Nash County, North Carolina, and was survived by his wife, Marian E. Rivenbark, and his children, Ben G. Rivenbark, III, and Judy Rivenbark Blais. The said Mary Ingram Rivenbark died testate on March 19, 1990, a resident of Nash County, North Carolina, and devised her property to her son, Jack E. Rivenbark, and her grandchildren, Ben G. Rivenbark, III, and Judy Rivenbark Blais.

The above description is taken from "Map of Property of Rocky Mount Undergarment Co., Inc., Boone St., Rocky Mount, N.C." by Joyner, Keely & Associates, dated January 24, 1991.

This conveyance is made subject to the right of way of Boone Street as shown on the map hereinabove referred to.

TRACT NINE: Vacant residential lot located at 442 St. Paul Street

KNOWN as 442 St. Paul Street (as known as 540 Barnabas Street), Rocky Mount, Nash County, North Carolina.

BEGINNING at a stake in the northern property line of Barnabas (same as St.
Paul) Street, 173.1 feet easterly of its intersection with the eastern property line of Boone Street (formerly Germantown Road), southeast corner of Lot 3 on map hereinafter referred to; thence along the northern property line of Barnabas (same as St. Paul) Street, N. 87 deg. 55 min. E. 100 feet to a stake, southwest corner of Lot 16; thence along the western line of Lot 16, N. 1 deg. 25 min. W.
58.8 feet to a stake; thence S. 88 deg. 05 min. W. 100 feet to a stake, northeast corner of Lot 3; thence with the eastern line of Lot 3, S. 1 deg. 25 min. E. 59.1 feet to the point of beginning, and BEING Lot 15 on the plat of the Mrs. Rebecca Joyner Division by John J. Wells, C. E. copy of said plat being on file in Book 293, Page 268, Nash County Registry.

                               EXHIBIT B

                      List of Permitted Exceptions

        1. Right of way to Carolina Telephone and Telegraph Company, recorded in Book 685, Page 206, Nash County Registry. (As to Parcels One, Two, Three and Four)

        2. Easement to the City of Rocky Mount, North Carolina, recorded in Book 685, Page 235, Nash County Registry. (As to Parcels One, Two, Three and
     Four)

        3. Building restriction lines, easements and other matters as shown on Plat recorded in Plat Book 1, Page 125, Nash County Registry. (As to Parcel Two only)

        4. Building restiction lines, easements and other matters as shown on Plat recorded in Plat Book 1, Page 160, Nash County Registry. (As to Parcels Three, Four, Five and Six)

        5. Building restriction lines, easements and other matters as shown on Plat recorded in Plat Book 293, Page 268, Nash County Registry. (As to Parcel Eight, Tract Five and Tract Nine)

                              EXHIBIT C

                          Insurance Policies

        The Insurance Policies required to be maintained pursuant to Section 1.3 of the Deed of Trust shall include, but not be limited to, the following:

        1. "All risk" property insurance in an amount no less than the greater of (A) one hundred percent (100%) of the "replacement cost" of the Improvements, without deduction for physical depreciation or (B) the outstanding principal balance of the Note, which has a deductible from loss payable for any casualty in an amount not greater than Two Thousand Five Hundred Dollars ($2,500.00), including an "inflation guard endorsement" and such other riders or endorsements as Beneficiary may from time to time reasonably require;

        2. If the Premises are in an area which experiences special flood hazard, flood insurance coverage issued in accordance with the Flood Disaster Protection Act of 1973, as amended from time to time, or, if replaced or amended, any superseding legislation governing similar insurance coverage, or any other policy providing similar coverage against loss of or damage to the Premises sustained by floods and flood-related disasters, in an amount approved by Beneficiary;

        3. "Combined business interruption and extra expense coverage," if the Premises are owner-occupied, or "rental income coverage," if one or more tenants occupy the Premises, in an amount not less than fifty percent (50%) of the projected annual gross receipts from the business operated on the Premises as to business interruption coverage, or one hundred percent (100%) of the scheduled annual gross rents projected for the Premises as to rental income coverage;

        4. Comprehensive boiler and machinery coverage in an amount not less than fifteen (15%) of the "replacement cost" of the Improvements, without deduction for physical depreciation, accompanied by a "join loss agreement," if the carrier providing such coverage is different than the carrier providing the "all risk" property insurance referred to above;

        5. A "1986 ISO Insurance Service Office" Commercial General Liability Form insurance policy on an occurrence policy basis, with coverage for products and completed operations (including products liability), if applicable, and for third party damage resulting from bodily injury, sickness, disease or death and injury to or destruction of third party property, with limits of not less than One Million Dollars ($1,000,000.00) per each occurrence, and, if the original principal balance of the Note is equal to or less than Two Million Dollars ($2,000,000.00), then with a Two Million Dollar ($2,000,000.00) general aggregate limit, or, if the original principal balance of the Note is greater than Two Million Dollars ($2,000,000.00) then with a Three Million Dollar ($3,000,000.00) general aggregate limit, and, if required by Beneficiary, an "Umbrella Liability Policy" providing for "preferred form" coverage in such amount as may be required by Beneficiary from time to time;

        6. If Grantor has employees, Workers' Compensation and Employer's Liability Policy in such amount as is required by law; and

        7. Such other insurance against risks or hazards, or other risks and hazards, and in such amounts, as may from time to time be reasonably required by Beneficiary, including, without limitation, policies insuring against earthquakes, liquor liability or other specified hazards affecting Beneficiary's security or as may be required by governmental regulations.